As filed with the Securities and Exchange Commission on January 28, 2026
Securities Act Registration No. 333-148723
Investment Company Act Registration No. 811-22172

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 494	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 495	[X]

WORLD FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

Karen Shupe Commonwealth Fund Services, Inc. 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235 (804) 267-7400
(Address and Telephone Number of Principal Executive Offices)

The Corporation Trust Co.
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copy to:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211
It is proposed that this filing will become effective:

X	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS | January 28, 2026

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                            www.cookandbynum.com/cobyx

(This Page Intentionally Left Blank.)

THE COOK & BYNUM FUND SUMMARY

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of The Cook & Bynum Fund (the “Fund”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

ANNUAL FUND OPERATING EXPENSES (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.55%
Total Annual Fund Operating Expenses	2.04%
Fee Reduction and/or Expense Reimbursement*	-0.55%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	1.49%
*    Pursuant to an agreement between the Fund and Cook & Bynum Capital Management, LLC (the “Adviser”), to the extent that the aggregate expenses incurred by the Fund, including but not limited to investment advisory fees of the Adviser (but excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 1.49% of the Fund’s daily net assets are the liability of the Adviser. This agreement is in effect through February 1, 2027, and thereafter is reevaluated on an annual basis. The Trust’s Board of Trustees and the Adviser may terminate or modify the agreement prior to February 1, 2027, only by mutual written consent. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three-years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

THE COOK & BYNUM FUND SUMMARY
Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$152	$587	$1,048	$2,325

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the portfolio turnover rate for the Fund was 6% of the average value of its portfolio.

Principal Investment Strategy

The Fund pursues its objective of long-term growth of capital by investing in a select few global public equities using an absolute value investing philosophy. The Fund’s investment decisions are driven by the application of the Adviser’s core investment criteria and are informed by rigorous, immersive research. The Adviser travels globally to learn about a company’s customers, appraise its competitors, meet its managers, visit its facilities, and survey its operations in action. These efforts are guided by the belief that first-person observations in the field are critical to appropriately evaluate each investment opportunity. The Fund is a “non-diversified” investment company for purposes of the Investment Company Act of 1940, and thus invests its assets in a smaller number of securities than many other funds.

THE COOK & BYNUM FUND SUMMARY

The Adviser’s iterative investment process is built around four core criteria and is designed to challenge past or popular assumptions, refine investment conclusions, and mitigate psychological misjudgments (e.g. loss aversion, recency bias, availability bias, and confirmation bias) in identifying individual security selection choices:

1)Circle of Competence
The Adviser must be able to understand the core economics of a business and reliably predict its financial prospects. The Fund’s primary focus is avoiding investment mistakes that lead to permanent losses of capital, so the Adviser believes its ability to recognize the limitations of its knowledge is as important as its ability to perform fundamental research when evaluating an investment idea and its decision to invest in a security. Examples of the Adviser’s limitations of knowledge as concerns evaluating a potential investment idea may include the lack of access to reliable financial statements with respect to the business, the inability to understand a customer’s decision as concerns purchasing goods or services from the business, and inability to quantify the business’s legal liability and potential for losses affecting its financial prospects. The Adviser aims to grow its circle of competence over time through rigorous and comprehensive investment research with respect to businesses in which the Fund may invest, yet the limits of its circle of competence may also change over time due to technological, competitive, social, political, or other developments affecting an industry or particular business. The Adviser deems a business, industry, or geography within its circle of competence if it believes it understands and can reliably predict its financial prospects.

2)Business
The Adviser evaluates whether a business has sustainable competitive advantages that produce predictable free cash flows and yield above average returns on equity over many decades as compared to its industry peers. A competitive advantage is a characteristic of a business that allows it to outcompete its peers. A business with a competitive advantage typically earns positive free cash flow or economic profit, which are made predictable by the existence of the competitive advantage that impedes a competitor from taking market share. The presence of a large competitive advantage or many competitive advantages is commonly referred to as an economic “moat”: without a “moat,” a company’s results are difficult to effectively forecast.

THE COOK & BYNUM FUND SUMMARY
3)People
The Adviser seeks to invest alongside management teams who view shareholders as partners. Trustworthiness and intellectual honesty are required leadership traits for managers of qualifying businesses. The Adviser typically evaluates management teams and their traits by building relationships with them and studying their history. Other important markers for management teams include a commitment to excellence in managing the business compared to its industry peers, consistency, a shareholder-friendly capital allocation framework designed to build long-term value per share, and conservative accounting practices. Conservative accounting practices can be identified by forensic accounting and do not use aggressive assumptions to distort the economic reality of the business.

4) Price
After the first three investment criteria are met, the Adviser values a business by projecting its future cash flows and discounting these owner earnings into present value dollars to determine intrinsic value. Owner earnings is the amount of cash that an owner of the business could expect to receive from the company over its lifetime. The Fund will invest in a company’s stock only if it is trading at a large discount to the Adviser’s conservative estimate of its intrinsic value. The Fund targets securities for potential purchase that trade at about half of their intrinsic value. As determined by the Adviser, securities that do not continue to meet its price criteria may be sold by the Fund.

The Fund’s portfolio is deliberately focused in the Adviser’s best, most-informed investment ideas. The Adviser’s best investment ideas are those securities that trade at the largest discount to intrinsic value as estimated by the Adviser and the most-informed investment ideas are those where the Adviser has the most confidence in the financial performance of the business over time. This focus means the Fund’s portfolio is markedly different from any benchmarks which typically have hundreds or thousands of security positions. The Fund currently holds a significant amount of its assets in the Breweries Industry and the Soft Drink Bottling and Distribution Industry, as a result of market movements. Market Movements may include changes in the value of either securities in focused industries or other portfolio securities among other things, and industry weights have risen above 25% of the Fund’s assets. The Fund does not have a policy to concentrate its investments in these industries, or any other industry or group of industries, for purposes of the 1940 Act. That is, at the time of purchase, the Fund does not invest more than 25% of its assets in these industries.

THE COOK & BYNUM FUND SUMMARY
In pursuing its strategy, the Fund focuses on equity securities, which primarily consist of common stocks, preferred stocks, and sponsored and unsponsored depositary receipts. The Fund can hold securities of both U.S. and foreign issuers without regard to market capitalization, industry/sector, or any other categorization. In fact, the Fund may invest up to 100% of its assets in foreign securities including those from emerging markets. While the Fund is expected to invest in a select few global public equities, the Fund may also hold up to 60% of its assets in foreign debt from time to time based on the Adviser’s assessment and availability of foreign debt obligations. The attractiveness of foreign debt is based on the offered interest rate and creditworthiness of the issuing entities. Investments in foreign debt of a company would be considered an investment in a single industry for concentration purposes. Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). Other debt securities of non-U.S. companies, including junk bonds (which are considered to be speculative investments), may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.” The Fund can invest up to 35% of its assets in special situation investments.

The Fund is not required, however, to be fully invested in equity or other allowable securities. When making portfolio allocation decisions, the Adviser compares its most appealing investment ideas against cash alternatives and will hold cash and equivalents in the absence of attractive positions that trade at large discounts to the Adviser’s estimate of intrinsic value. Indeed, it frequently maintains a portion of its total assets in cash and equivalents—including, but not limited to, short-term U.S. Government securities—to be positioned to immediately take advantage of new investment opportunities that meet the Adviser’s core investment criteria.

The Adviser is a long-term investor. However, the Fund will generally sell a security whose price approaches the Adviser’s estimated intrinsic value for the business—either because the price of the security has substantially appreciated or because a material adverse change occurred that meaningfully lowered the Adviser’s estimate of the company’s intrinsic value. Similarly, the Fund will sell a security if some event or shift happens within the business that prevents the Adviser from continuing to reliably appraise its intrinsic value. These events or shifts may remove the investment from the Adviser’s circle of competence and stem from technological, competitive, social, political, or other developments. Lastly, in instances when the Fund is fully invested, the Adviser will sell relatively overpriced securities to buy relatively underpriced securities in an ongoing effort to concentrate the Fund’s capital in the Adviser’s best ideas.

THE COOK & BYNUM FUND SUMMARY

Principal Risks

•General Risk. There is no assurance that the Fund will meet its investment objective; an investor could lose money by investing in the Fund.

•Foreign (Non-U.S.) Securities Risk. Investments in foreign securities, including sponsored and unsponsored depositary receipts, carry special risks, including foreign political instability, greater volatility, less liquidity, financial reporting inconsistencies, and adverse economic developments abroad, all of which may reduce the value of foreign securities. Many of these risks can be even greater when investing in countries with developing economies and securities markets, also known as “emerging markets.” The Fund may invest in American Depository Receipts (“ADRs”) which are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country; European Depository Receipts (“EDRs”) which are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country; and Global Depository Receipts (“GDRs”) which are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

Investing in ADRs, EDRs, and GDRs presents risks that may be greater than the risks inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. ADRs, EDRs, and GDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, and GDRs are subject to certain risks. They are offered by companies which do not meet either the reporting or accounting standards of the United States, and there may be less publicly available information about unsponsored depositary receipts than for public companies in the United States. Unsponsored depositary receipts may be less liquid. The Fund may be subject to a greater risk of loss with investments in unsponsored depositary receipts.

THE COOK & BYNUM FUND SUMMARY
•Emerging Markets Risk. Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures, and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

•Foreign Sovereign Debt Risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. The Fund does not expect to invest more than 25% of its net assets in sovereign debt obligations either directly or indirectly.

•Fixed-Income Foreign Investment Risk. Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market, or economic developments. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

•Market Risk. Prices of equity securities and the value of the Fund’s investments will fluctuate and may decline significantly over short-term or long-term periods. Foreign and domestic economic and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics, and other events are among the factors affecting the securities markets in which the Fund invests. There is risk that these events and other factors may adversely affect the prices and liquidity of the Fund’s portfolio securities, and the Fund’s performance.

THE COOK & BYNUM FUND SUMMARY
•Value Investing Risk. Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misjudged. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

•Non-Diversified Portfolio Risk. The Fund is “non-diversified,” and thus invests its assets in a smaller number of securities than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s value.

•Currency Risk. The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

•Regulatory Change Risk. The Adviser has, with respect to the Fund, filed a notice with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and therefore the Adviser is not subject to registration or regulation as a pool operator under the CEA. If, in the future, the Adviser is required to be registered as a commodity pool operator with respect to the Fund and comply with Commodity Futures Trading Commission regulations, compliance with such requirements would likely increase the costs associated with an investment in the Fund.

•Smaller Capitalization Risk. Smaller capitalization companies may have a narrower geographic and product or service focus and be less well known to the investment community, resulting in more volatile share price movements and a lack of market liquidity. Smaller capitalization companies in which the Fund may invest have a market capitalization of below $2 billion.

•U.S. Government Obligations Risk. U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies, or government sponsored entities. If the U.S. Treasury, a U.S. Government agency, or a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of the Fund will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and they are still subject to interest rate and market risk.

THE COOK & BYNUM FUND SUMMARY
•Interest Rate Risk. The debt securities in which the Fund invests are subject to interest rate risk, which is the risk that the value of a security will vary as interest rates fluctuate.  A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the Fund. Changes in interest rates may have an adverse financial impact on the debt securities in which the Fund invests and may adversely affect the Fund’s returns.

•Credit Risk. The debt securities in which the Fund invests and preferred stock investments are subject to credit risk. The value of these instruments are likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency, which may cause the Fund to lose money.

•Preferred Stock Risk. The Fund’s investments in preferred stocks are subject to the risk that a fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stocks may also have a variable interest rate, subjecting them to interest rate risk. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy.

•High Yield or “Junk” Security Risk. Investments in debt securities that are rated below investment grade by one or more NRSROs (“high yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. Junk bonds are considered to be speculative investments.

THE COOK & BYNUM FUND SUMMARY
•Special Situations Risk. Investments in companies involved in special situations, such as reorganizations or restructurings, may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Failure to anticipate changes in the circumstances affecting these types of investments may result in permanent losses of capital, such that the Fund may be unable to recoup some or all of its investments.

•Large Shareholder Risk. From time to time, certain shareholders may own or control a significant percentage of the Fund’s shares. A full or partial redemption by shareholders who own or control a significant percentage of the Fund’s shares may adversely affect the Fund’s performance, liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•Risks of Investing in a Managed Fund. The investment decisions of the Fund’s Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

•Risk of Current Focus on Both the Breweries Industry and Soft Drink Bottling and Distribution Industry. The Fund is subject to the following risks:

•Industry Risk. The Fund does not have a policy to concentrate, that is, invest more than 25% of its assets in any industry or group of industries at the time of investment. However, the Fund may focus its investments in the securities of issuers in a particular industry or industries. From time to time, a relatively high percentage of the assets of the Fund may be invested in a limited number of industries. When the Fund’s investment focus is limited in this manner, the Fund’s performance will be affected by the performance of the issuers within those specific industries and could be more volatile than that of an investment company that invests its assets in a more diverse array of industries.

•Risks of the Breweries Industry and Soft Drink Bottling and Distribution Industry. Although the Fund may have more than 25% of its assets invested in securities in the Breweries Industry and Soft Drink Bottling and Distribution Industry, this is a result of market movements, including changes in the value of either securities in focused industries or other

THE COOK & BYNUM FUND SUMMARY
portfolio securities, and accordingly industry weights of the Fund’s investment in such industries may rise above 25% of the Fund’s assets. In such cases, however the excess of the Fund’s investments in such industry above 25% of the Fund’s assets need not be sold if there are no additional purchases with respect to securities of issuers in these industries. As of September 30, 2025, the securities of issuers in the Soft Drink Bottling and Distribution industry comprised 34.6% of the Fund’s net assets and Breweries industry comprised 14.8% of the Fund’s net assets, and, collectively, these investments made up a significant portion of the Fund’s assets. These investments expose the Fund to the risks of these industries generally, and of these specific issuers in particular. In this regard, the securities of a single Breweries issuer or Soft Drink Bottling and Distribution issuer, or a group of such issuers, may be adversely affected by numerous factors including, among others, demographic and product trends, competitive pricing, changing consumer preferences, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, nutritional and health-related concerns, supply chain disruptions and costs, consumer product liability claims, consumer boycotts, risks of product tampering, and the availability and expense of liability insurance.

•Short-Term Treasury and Cash Holdings Risk. The Fund’s investments in cash and equivalents, including, but not limited to, short-term U.S. Government securities such as U.S. Treasury securities, are subject to the risk that the Fund’s performance may be adversely affected by general market advances during periods when the Fund is holding a large cash or cash equivalent positions.

•Illiquid Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing the Fund from selling these securities at an advantageous price. Illiquid securities may present a greater risk of loss than other types of securities. Low trading volume, lack of a market maker, market closure, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities at desirable prices.

For additional information on the risks of investing in this Fund, please see “Risks of Investing in the Fund” in the Prospectus.

THE COOK & BYNUM FUND SUMMARY
Performance

On October 4, 2024 The Cook & Bynum Fund (the "Predecessor Fund") was reorganized from The Cook & Bynum Funds Trust into World Funds Trust, which resulted in the acquisition of the Predecessor Fund by the Fund.

The following bar chart is intended to help you understand the risks of investing in the Fund. The bar chart below shows the Fund’s year to year performance for the most recent ten years ending December 31. The table shows how the Fund’s average annual total returns for 1, 5, and 10 years and since inception compare with those of a broad-based securities market index, the MSCI All Country World Net Total Return Index (“MSCI ACWI Net Index”). The MSCI ACWI Net Index is a free float-adjusted market capitalization index and is shown to compare the Fund’s performance to the global equity market performance among developed and developing markets. Most global indices are free float-adjusted market capitalization weighted, which reduces the weight of closely held companies with low market float in the indices and improves their ability to track the accessible market. The average annual total returns for the MSCI ACWI presume the reinvestment of all dividends. The Predecessor Fund was managed with the same investment objective, and investment policies and restrictions that were substantially similar to those of the Fund. The Fund’s principal strategies are substantially similar to the strategies of the Predecessor Fund over the performance period shown. Cook & Bynum Capital Management, LLC has served as the Fund's investment adviser since its inception in 2009. Keep in mind that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.cookandbynum.com/cobyx or by calling the Fund’s toll-free number at 1‑877-839-COBY (2629).

The Predecessor Fund commenced operations on July 1, 2009.

THE COOK & BYNUM FUND SUMMARY
Annual Returns
(For each year ended December 31)

The Cook & Bynum Fund
Calendar Year Total Return

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
3.19%
15.13%
-13.41%
9.40%
-10.98%
9.04%
9.29%
16.73%
-9.03%
20.49%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart, the highest return for a quarter was 21.33%(quarter ending December 31, 2022) and the lowest return for a quarter was -24.61% (quarter ending March 31, 2020).

THE COOK & BYNUM FUND SUMMARY
Average Annual Total Returns
(For the period ended December 31, 2025)

	1 year	5 years	10 years	Since Inception (7/1/2009)
Return Before Taxes	20.49%	8.80%	4.33%	6.31%
Return After Taxes on Distributions	19.92%	8.19%	3.54%	5.59%
Return After Taxes on Distributions and Sale of Fund Shares	12.13%	6.65%	3.15%	5.00%
MSCI ACWI Net Index(reflects no deduction for fees, expenses, or taxes)	22.34%	11.19%	11.72%	11.00%
After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates, but do not reflect the impact of applicable U.S. state or local taxes. Actual after-tax returns may differ from those shown depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Adviser
Cook & Bynum Capital Management, LLC

Portfolio Manager
Richard P. Cook is a principal of Cook & Bynum Capital Management, LLC and has managed the Fund since its inception in 2009.

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by mail (The Cook & Bynum Fund, c/o Commonwealth Fund Services, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by telephone at 877-839-2629, by wire transfer or through financial services organizations (“FSOs”). The minimum initial purchase is $5,000 for a regular account and $1,000 for an individual retirement account (“IRA”). The minimum subsequent investment is $1,000 for a regular account and $100 for an automatic investment plan and an IRA.

THE COOK & BYNUM FUND SUMMARY
Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account. However, distributions from tax-deferred arrangements may be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE AND Principal INVESTMENT STRATEGIES
The Fund’s Investment Objective

The Fund’s investment objective is long-term growth of capital. The Board of Trustees reserves the right to change the investment objective of the Fund, in its sole discretion, upon sixty (60) days prior notice to current shareholders.

More about the Fund’s Principal Investment Strategies

In pursuing the Fund’s investment objective of long-term growth of capital, the Fund’s Adviser uses an absolute value investing philosophy to build a concentrated portfolio of the securities of international and domestic companies that meet its core investment criteria. The Fund focuses on equities, which primarily consist of common stocks, preferred stocks, and sponsored and unsponsored depositary receipts but may also include limited partnership interests, business trust shares, securities convertible into equity, and rights and warrants to subscribe for the purchase of such equity securities. The Fund can invest up to 100% of its assets in these types of equity securities. The Adviser may also make investments in foreign debt, special situations, and cash and equivalents.

Foreign (Non-U.S.) Securities. Equity and debt securities of non-U.S. issuers are referred to as foreign securities and may include sponsored and unsponsored depositary receipts. The Fund may invest up to 100% of its assets in foreign securities including assets in foreign securities from emerging markets. The Fund may also invest up to 60% of its assets in debt securities of non-U.S. issuers, including corporate debt securities of non-U.S. companies, short-term debt obligations of foreign governments, and other foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by S&P or a similar rating by another NRSRO. Other debt securities of non-U.S. companies, including junk bonds (which are considered to be speculative investments), may be purchased without regard to NRSRO ratings and would generally fall under the category of special situations. Generally, the Adviser will choose to invest in foreign debt securities because the Adviser believes that a security is mispriced and represents a capital gain opportunity. The Adviser does not typically invest in such securities for their income potential.

Special Situations. The Fund may invest in special situations from time to time to achieve its investment objective. A special situation arises when, in the opinion of the Adviser, the securities of a particular company are expected to appreciate within a reasonable time due to developments particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Developments creating special situations include the following: liquidations or reorganizations (including those involving companies in or facing bankruptcy), recapitalizations or mergers, material litigation, management changes, and technological developments. Investments in special situations may be either equity securities or debt securities, such as corporate debt, which may be in distress as a result of economic or company specific developments. Special situation investments may include high yield debt securities or “junk bonds” (i.e., securities that are rated below investment grade by S&P or by another NRSRO or similar unrated securities). Junk bonds are considered to be speculative investments. The Fund can invest up to 35% of its assets in special situation investments.

Cash Positions. There will likely be periods when the Adviser cannot find a sufficient number of qualifying equity and/or debt investments, typically due to valuation considerations. At such times, the Adviser will invest in cash and equivalents to avoid putting capital at risk when prospective returns are inadequate. The Fund may invest up to 100% of its assets in cash and equivalents. The Adviser believes that in order to accomplish the Fund’s objective of long-term growth of capital that it must avoid permanent losses of capital along the way.
Non-Principal Investment Strategy

Securities Lending. As a non-principal investment strategy, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or equivalents maintained on a current basis in an amount typically greater than or equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on any securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund will not lend more than 25% of the net asset value of the securities comprising its portfolio.

Principal RISKS OF INVESTING IN THE FUND
What are the Principal Risks of Investing in the Fund?

General Risk. There is no assurance that the Fund will meet its investment objective; investors may lose money by investing in the Fund. As with all mutual funds, an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments fell based on market conditions, interest rates, and numerous other factors. Accordingly, you should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Foreign (Non-U.S.) Securities Risk. The Fund has the ability to invest in foreign securities, including sponsored and unsponsored depositary receipts, and, from time to time, a significant percentage of the Fund’s assets may be composed of foreign investments. Securities of foreign issuers, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant additional risk. These risks, any of which could negatively affect the Fund, can include political and economic instability; foreign taxation; different or lower standards in accounting, auditing, and financial reporting; less-developed securities regulation and trading systems; fluctuations in foreign currency exchange rates; and the risk that a country may impose controls on the exchange or repatriation of foreign currency. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.
Investing in ADRs, EDRs, and GDRs presents risks that may be greater than the risks inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. ADRs, EDRs, and GDRs, may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, and GDRs are offered by companies which do not meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, and GDRs may be less liquid than sponsored ADRs, EDRs, and GDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, and GDRs.

Emerging Markets Risk. Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to changes in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.
While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The Fund’s performance will likely be adversely impacted by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, interventionist government policies, war of the threat of war or terrorism. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause Fund share prices to decline.

Foreign Sovereign Debt Obligations Risk. The Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of emerging markets nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Fixed-Income Foreign Investment Risk. Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market, or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

Market Risk. Market risk, the risk that prices of securities will fluctuate because of the interplay of market forces, may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock over a short or long-term period. Additionally, prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Holders of common stock, or common stock equivalents, of any given issuer, are generally exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, the Israel-Hamas war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, first detected in China in 2019, negatively affected economies, securities markets and individual companies and sectors throughout the world, including those in which the Fund invests. The effects of any future pandemic or other global event to global economies, securities markets or individual companies and sectors may have a significant negative impact on the performance of the Fund's investments and their liquidity, increase the volatility of the Fund's performance, and exacerbate pre-existing political. social and economic risks to the Fund. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Further, governments, their regulatory agencies or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event, including direct capital infusions and monetary policy changes, that affect individual economies, and particularly the securities in which the Fund invests, or issuers of such securities or their markets, in ways that could have a significant negative impact on the Fund's securities and its investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to predict and subject to frequent changes.

Value Investing Risk. Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the Adviser misjudges an investment’s intrinsic value. Additionally, such securities may decline in value in the short or long-term even though they are deemed by the Fund to be undervalued. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

Non-Diversified Portfolio Risk. The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of securities than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s net asset value (“NAV”). Lack of broad diversification also may cause the Fund to be more susceptible to specific economic, political, or regulatory events than a diversified fund. Although the Fund intends to satisfy the diversification requirements of a regulated investment company under section 851 of the Internal Revenue Code (“IRC”), those requirements are not as stringent as those required of a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Currency Risk. The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities. For example, an increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged; however, currency hedging is not a principal investment strategy of the Fund. Unhedged currency exposure may result in gains or losses if the U.S. dollar depreciates or appreciates, respectively, against a foreign currency.

Regulatory Change Risk. The Adviser has, with respect to the Fund, filed a notice with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore the Adviser is not subject to registration or regulation as a pool operator under the CEA. By claiming this exclusion, the Adviser is exempt from the registration, disclosure, recordkeeping, and reporting requirements of the CFTC with respect to the Fund. If, in the future, the Adviser determines that it is not eligible for this exclusion or other exemptive relief from CFTC regulation, the Adviser will be required to be registered as a commodity pool operator with respect to the Fund and comply with CFTC regulations regarding disclosure, recordkeeping, and reporting with respect to the Fund. Compliance with such requirements would likely increase the costs associated with an investment in the Fund.

Smaller Capitalization Risk. As compared to companies with larger market capitalizations, smaller capitalization companies may target narrower geographic regions, have shallower market penetrations, offer less diverse product or service lines, lack management depth, and, generally speaking, have fewer resources. There may also be less public information available about them. Moreover, the securities of such smaller companies are often less well known to the investment community and therefore have less market liquidity; as a result, their stock prices may be more volatile and react more strongly to changes in the marketplace. Generally, these risks increase as the size of a company’s market capitalization falls.

U.S. Government Obligations Risk. U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies, or government sponsored entities. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If the U.S. Treasury, a U.S. Government agency, or a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of the Fund will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and they are still subject to interest rate and market risk.

Interest Rate Risk. The debt securities in which the Fund invests are subject to interest rate risk, which is the risk that the value of these investments will vary as interest rates fluctuate. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time are less likely to refinance existing debt securities, causing the average life of such securities to extend. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Changes in interest rates may have an adverse financial impact on the debt securities in which the Fund invests and may adversely affect the Fund’s returns.

Credit Risk. The debt securities in which the Fund invests and preferred stock investments are subject to credit risk. The value of these instruments are based, in part, on the credit quality of the borrower, which depends on its ability to pay principal and interest when due. The value of such instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of such instrument can also decline in response to changes in the financial condition of the issuer or borrower; changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument or borrower; and changes in general market, economic, political, and regulatory conditions. For certain types of instruments the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

High Yield or “Junk” Security Risk. Investments in debt securities that are rated below investment grade by one or more NRSROs may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect the Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices. Junk bonds are considered to be speculative investments.

Special Situations Risk. Investments in special situations may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations, or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent losses of capital, where the Fund may be unable to recoup some or all of its investment.

Large Shareholder Risk. From time to time, certain shareholders may own or control a significant percentage of the Fund’s shares. A full or partial redemption by shareholders who own or control a significant percentage of the Fund’s shares may adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

Risks of Investing in a Managed Fund. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may be incorrect in an assessment of a particular company, or the Adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Fund may be more susceptible to operational, financial, and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers could result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties, and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries, and companies in which it invests or with which it does business.

Risk of Current Focus on Both the Breweries Industry and Soft Drink Bottling and Distribution Industry. The Fund is subject to the following risks:

•Industry Risk. The Fund does not have a policy to concentrate, that is, invest more than 25% of its assets in any industry or group of industries at the time of investment. However, the Fund may focus its investments in the securities of issuers in a particular industry or industries. From time to time, a relatively high percentage of the assets of the Fund may be invested in a limited number of industries. When the Fund’s investment focus is limited in this manner, the Fund’s performance will be affected by the performance of the issuers within those specific industries and could be more volatile than that of an investment company that invests its assets in a more diverse array of industries.

•Risk of the Breweries Industry and Soft Drink Bottling and Distribution Industry. Although the Fund may have more than 25% of its assets invested in the Breweries Industry and Soft Drink Bottling and Distribution Industry, this is a result of market movements, including changes in the value of either securities in focused industries or other portfolio securities, and accordingly industry weights of the Fund’s investment in such industries may rise above 25% of the Fund’s assets. In such cases, however the excess of the Fund’s investments in such industry above 25% of the Fund’s assets need not be sold if there are no additional purchases with respect to securities of issuers in these industries. As of September 30, 2025, the securities of issuers in the Soft Drink Bottling and Distribution industry comprised 34.6% of the Fund’s net assets and Breweries industry comprised 14.8% of the Fund’s net assets, and, collectively, these investments made up a significant portion of the Fund’s assets. These investments expose the Fund to the risks of these industries generally, and of these specific issuers in particular. In this regard, the securities of a single Breweries issuer or Soft Drink Bottling and Distribution issuer, or a group of such issuers, may be adversely affected by numerous factors including, among others, demographic and product trends, competitive pricing, changing consumer preferences, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, nutritional and health-related concerns, supply chain disruptions and costs, consumer product liability claims, consumer boycotts, risks of product tampering, and the availability and expense of liability insurance.

Short-Term Treasury and Cash Holdings Risk. The Fund’s investments in cash and equivalents, including, but not limited to, short-term U.S. Government securities such as U.S. Treasury securities, are subject to the risk that if the market advances during periods when the Fund is holding a large cash or cash equivalent position, the Fund may not participate in market increases as much as it would have if it had been more fully invested. This could adversely affect the Fund’s performance as compared to other investments.

Illiquid Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing the Fund from selling these securities at an advantageous price. Illiquid securities may present a greater risk of loss than other types of securities. Low trading volume, lack of a market maker, market closure, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities at desirable prices.

Non-Principal Risks of Investing in the Fund

Securities Lending Risk. The Fund may lend its securities to broker-dealers, banks, and other institutions to earn additional income. Risks of lending securities include the potential insolvency of the broker-dealer, lending agent, or borrower. In the event of bankruptcy or other default of the broker-dealer, lending agent, or borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible declines in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as well as expected.

THE FUND’S INVESTMENT ADVISER
The Adviser
Cook & Bynum Capital Management, LLC, 2830 Cahaba Road, Birmingham, Alabama 35223, serves as investment adviser to the Fund, and served as investment adviser to the Fund since its inception. The Adviser is a Delaware limited liability company and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser. As of December 31, 2025, the Adviser, which is independent and wholly partner-owned, had approximately $359 million in assets under management.
The Adviser’s principal business and occupation is to provide financial advisory services to individuals, corporations, partnerships, and other institutions, including hedge funds, throughout the United States. The Adviser has provided these services to the Fund since its inception and manages the investment portfolio and business affairs of the Fund under an Investment Management Agreement with the Fund. A discussion regarding the basis for the approval of the investment advisory agreement with the Adviser by the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) is included in the Fund’s Form N-CSRS for the period ending March 31, 2025.
For its investment advisory services to the Fund, the Fund pays to the Adviser, in arrears monthly, an annualized fee equal to 1.49% of the average net assets of the Fund. This fee is computed based upon the daily average net assets of the Fund.
The Adviser has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through February 1, 2027, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to aggregate expenses of every character incurred by the Fund, including but not limited to investment management fees. This expense reimbursement arrangement does exclude, however, interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

For the fiscal year ended September 30, 2025, after the impact of fee reductions and/or expense reimbursements, the Fund paid the Adviser a fee equal to 0.94% of the average daily net assets of the Fund.
Portfolio Manager
Mr. Richard P. Cook serves as portfolio manager of the Fund and served as portfolio manager of the Fund since its inception in 2009. Mr. Cook is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Cook has been a principal and portfolio manager of the Adviser since its inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt., LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut. Mr. Cook attended Hampden-Sydney College where he graduated summa cum laude in three years with a B.S. in Mathematics, Applied Mathematics, and Economics and was a member of Phi Beta Kappa. Mr. Cook has approximately 26 years of investment management experience.
The Statement of Additional Information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of the Fund.
Compensation to Financial Service Organizations
The Adviser may also, at its own expense and out of its own legitimate profits, provide additional cash payments to FSOs whose customers invest in shares of the Fund. For this purpose, FSOs include financial advisers, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators, and others that have entered into agreements with the Adviser. These additional cash payments are payments over and above any transaction fees or administrative fees that are imposed by such FSOs, as described elsewhere in this prospectus. These additional cash payments are generally made to FSOs that provide shareholder, sub-transfer agency, or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives, and FSO management representatives; inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs; and/or for training and educating a FSO’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the FSO provides shareholder services to Fund shareholders. Such additional compensation may provide such a FSO with an incentive to favor sales of shares of the Fund over other investment options they make available to their customers. See the SAI for more information. During the fiscal year ended September 30, 2025, the Adviser did not make any such payments.

HOW TO BUY AND SELL SHARES OF THE FUND
Investing in the Fund
Determining Share Prices
Shares of the Fund are offered at each share’s NAV. The per share NAV is calculated by (1) adding the value of Fund investments, cash, and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding. The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing value of the Fund’s portfolio securities as of the scheduled close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time (“EST”). NAV is calculated as soon as practicable following the scheduled close of regular trading on the NYSE. In the event that the NYSE closes early, NAV will be determined based on the prices of the Fund’s portfolio securities at the time the NYSE is scheduled to close.
The Fund values its portfolio securities and other assets based on current market values when such values are readily available. Securities and other assets for which market quotations are not readily available are valued using the investment’s fair value as determined in good faith by the Fund’s Adviser pursuant to procedures approved by the Fund’s Board of Trustees. The Board has appointed the Adviser as valuation designee (the “Valuation Designee”) to be responsible for all fair value determinations for the Fund.
The Valuation Designee may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded, suspension of trading in the security, or the release of significant news after the close of regular trading on the NYSE. In addition, the Valuation Designee may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open. When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, may affect the value of foreign securities held by the Fund. This is because the Fund’s NAV is calculated based on closing prices of the portfolio’s securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities and thus, as with U.S. securities, would need to be valued by the Valuation Designee. Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. It is

HOW TO BUY AND SELL SHARES OF THE FUND
intended that the use of the Valuation Designee’s pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund’s NAV is calculated. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, debt securities, or other assets held by the Fund. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
With respect to any portion of the Fund’s assets that may be invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the net asset values of the registered open-end investment management companies in which the Fund invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of its use.
How to Purchase Shares
You may open the following types of accounts within the Fund: individual, joint, Transfer on Death, UGMA/UTMA, Traditional IRA, Roth IRA, and Coverdell Education Savings Account. You can invest in the Fund directly by mail, by wire transfer or indirectly through participating financial intermediaries that have selling agreements with the Fund. After you have established your account with the Fund and made your first purchase, you may make subsequent purchases by mail or by telephone. You may also invest in the Fund through an automatic investment plan. You may buy and redeem shares at the Fund’s next-determined NAV after the Fund receives your request in good order. NAVs are determined only on days when the NYSE is open for regular trading. Any questions you may have can be answered by calling the Fund toll-free at 1-877-839-COBY (2629).
To help eliminate the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As requested on the account application, you must supply your full name, date of birth, social security number or taxpayer identification number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box can

HOW TO BUY AND SELL SHARES OF THE FUND
be accepted, however, an address of residence will also be required. If you need additional assistance when completing your application, please call 1-877-839-COBY (2629) and a representative from The Cook & Bynum Fund will help you.
The Fund may accept or reject an account without explanation. If the Fund has questions about a customer’s identity, it may disallow transactions for the account until confirming information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Minimum Investment Amounts
Payments for Fund shares should be in U.S. dollars and should be drawn on a U.S. bank. Any payment made in either currency other than U.S. dollars or drawn on a non-U.S. bank will not be accepted. Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.
Your purchase of Fund shares is subject to the following minimum investment amounts:
Minimum Investment Amounts

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular	$5,000	$1,000
IRAs	$1,000	$100
Automatic Investment Plan Members

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular	$5,000	$100 per month
IRAs	$1,000	$100 per month

HOW TO BUY AND SELL SHARES OF THE FUND
Purchases by Mail
To make your initial investment in the Fund, complete the appropriate account application, make a check payable to “The Cook & Bynum Fund,” and mail the completed account application and check to:
The Cook & Bynum Fund
c/o Commonwealth Fund Services
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
To make subsequent purchases, simply make a check payable to “The Cook & Bynum Fund” and mail the check together with the Invest by Mail form from your most recent confirmation statement to the appropriate above-mentioned address. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. Commonwealth Fund Services, Inc., the Fund’s Transfer Agent (the “Transfer Agent”), will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent, as agent of the Fund for purposes of the receipt of such orders, receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. EST), the Fund will have been deemed to have received your order that day and your shares will be purchased at the Fund’s NAV calculated on that day. Otherwise, your shares will be purchased at the NAV determined as of the next business day.

HOW TO BUY AND SELL SHARES OF THE FUND
Purchases by Wire
You may purchase shares by requesting your bank to transmit payment by wire directly to the Transfer Agent. To invest by wire, please call the Fund toll-free 1-877-839-COBY (2629) or the Transfer Agent toll-free 800-628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the purchase order is completed in proper form, which includes the receipt of completed account information by the Transfer Agent. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Purchases through FSOs
Certain financial organizations such as broker-dealers, banks, and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations. Such financial organizations are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received purchase or redemption instructions when a financial organization, or the financial organization’s authorized designee, receives the order instructions, provided that the instructions are in “Proper Form” as defined in this Prospectus. Client orders received by the financial organization, or its authorized designee, prior to the close of the NYSE (currently 4:00 p.m., EST), will be priced at the Fund’s NAV computed on that day. If you are a client of a securities broker or other financial organization, such organizations may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If for any reason your financial institution is not able to accommodate your purchase

HOW TO BUY AND SELL SHARES OF THE FUND
request, please call a Cook & Bynum Fund representative toll-free at 1-877-839-COBY (2629) to find out how you can purchase Fund shares.
Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings, or other information prepared by Morningstar, Broadridge, or other organizations providing mutual fund statistics. The Fund is not responsible for the accuracy of any data published by third party organizations.
Purchases by Telephone
If you accepted the telephone option on the account application, and your account has been open for at least 7 business days, you may purchase shares by telephone. Your initial purchase of shares may not be made by telephone. Telephone purchases must be a minimum of $1,000 for both regular accounts and IRAs. If your telephone order for shares is placed and received by the close of regular trading on the NYSE (currently 4:00 p.m., EST), your shares will be purchased at the Fund’s NAV calculated on that day. Otherwise, your shares will be purchased at the next NAV determined on the next business day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
You may make purchases by telephone only if you have an account at a bank that is a member of the ACH network. Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.
Purchases by Automatic Investment Plan
Subsequent to your initial investment, you may make additional purchases at regular intervals through an Automatic Investment Plan (the “Plan”). The Plan provides a convenient method to have money deducted directly from your checking or savings account for investment in shares of the Fund. In order to participate in the Plan, your financial institution must be a member of the ACH network; however, the account being debited may not be a mutual fund or “pass through” account. Each purchase under the Plan must be a minimum of $100 per month. To begin participating in the Plan, please complete the Plan section on the appropriate application or call Shareholder Services at 1-877-839-COBY (2629) if you have any questions. Any request to change or terminate your Plan should be submitted to

HOW TO BUY AND SELL SHARES OF THE FUND
the Transfer Agent five days prior to effective date. The Fund may alter, modify, amend, or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so.
Additional Purchase Information
The Fund reserves the right to refuse or accept applications or purchase orders and reserves the right to waive the minimum investment amounts. Purchase orders will not be accepted unless they are in “Proper Form.” Proper Form with respect to purchase orders generally means that an acceptable form of payment accompanies the purchase order and the purchase order includes:
1.Your account number;
2.The number of shares to be purchased or the dollar value of the amount to be purchased;
3.Any required signatures of all account owners exactly as they are registered on the account;
4.Any required signature guarantees; and
5.Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships and certain other types of accounts.
Acceptable forms of payment include: wire transfer from or check drawn on a U.S. bank, savings and loan association, or credit union. All checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment. The Transfer Agent may charge the shareholder’s account a $25 fee for any loss sustained by the Fund for any payment that is returned. It is the policy of the Fund not to accept applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
A purchase order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., EST, will be processed on the day it is received. A purchase order in Proper Form received after 4:00 p.m., EST, will result in the order being processed on the following business day.

HOW TO BUY AND SELL SHARES OF THE FUND
If you place an order to purchase Fund shares through a securities broker and you place your order in Proper Form prior to the scheduled close of the NYSE (typically 4:00 p.m., EST) on any business day in accordance with its procedures, your order will be processed at the NAV calculated on that day. The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order. In the event that the securities broker or intermediary fails to send the Transfer Agent such funds within one business day of placing the order, the securities broker or intermediary will be responsible for any resulting loss.
Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m., EST, and transmit them to the Transfer Agent after 4:00 p.m., EST.
Shares of the Fund have not been registered for sale outside of the United States. The Fund does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Individual Retirement Accounts
You also may purchase shares for an individual retirement account, or IRA, including a Roth IRA. IRA investments are available for regular contributions as well as for qualified rollover contributions of distributions received from certain employer-sponsored pension and profit-sharing plans and from other IRAs. All dividend and capital gain distributions paid on Fund shares held in an IRA are automatically reinvested in Fund shares. There is an annual fee for an IRA account up to a maximum of $30 and a $25 fee for transferring assets to another custodian or for closing an IRA account. Fees charged by other institutions may vary.
Coverdell Education Savings Account
Coverdell Education Savings Accounts (“Coverdell ESA”) are available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply. Please complete and sign a Coverdell ESA application and mail with a check payable to “The Cook & Bynum Fund.” To transfer the assets in an existing Coverdell ESA to shares of the Fund to be held in a Fund Coverdell ESA, complete a Transfer of Assets Form in addition to the Coverdell ESA application.

HOW TO BUY AND SELL SHARES OF THE FUND
How to Redeem Shares
Your shares of the Fund may be redeemed on each day that the NYSE is open for trading. You may request the sale of your shares either by mail or by telephone.
Proper Form with respect to redemption requests generally means that the redemption requests include:
1.Your account number;
2.The number of shares to be redeemed or the dollar value of the amount to be redeemed;
3.All required signatures of all account owners exactly as they are registered on the account;
4.Any required signature guarantees; and
5.Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships and certain other types of accounts.
A redemption order placed with respect to an IRA must include, in addition to the above, a statement of U.S. federal income tax withholding indicating whether or not you elect to withhold U.S. federal income taxes and, if so, the amount you elect. The Transfer Agent will withhold a mandatory 10% of the proceeds requested for U.S. federal income tax unless the shareholder provides alternate instructions to the Transfer Agent in writing prior to the transaction.
A redemption order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., EST, will be processed on the day it is received by the Transfer Agent. A redemption order in Proper Form received after 4:00 p.m., EST, will result in the order being processed on the following business day. The redemption price you receive will be the Fund’s per share NAV next calculated after receipt of the redemption request in Proper Form.
If you enabled telephone transactions, you may redeem shares in any amount up to $100,000 by telephone or through the Fund’s website at www.cookandbynum.com/cobyx. Redemption requests for amounts exceeding $100,000 must be made in writing (see Signature Guarantees). Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation

HOW TO BUY AND SELL SHARES OF THE FUND
Program member, or other acceptable form of authentication from a financial institution source.
If you place an order to redeem Fund shares through a securities broker and you place your order in Proper Form prior to the scheduled close of the NYSE (typically 4:00 p.m., EST), on any business day with such securities broker in accordance with their procedures, your order will be processed at the NAV calculated following the close of regular trading on the NYSE that day.
Payment for shares redeemed will be sent typically on the business day following the redemption, but no later than the seventh calendar day after receipt of the redemption request by Commonwealth Fund Services, Inc. If payment of liquidation proceeds is to be made by Federal wire transfer, a $15 wire fee will be applied. If you purchase your shares by check or electronic funds transfer through the ACH network and then redeem your shares before your payment for the purchase has cleared, the Fund may hold your redemption proceeds until your purchase amount clears or for 15 calendar days, whichever comes first. Shareholders can avoid this delay by utilizing the wire purchase option. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.
It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
Signature Guarantees
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:
•If ownership is changed on your account;
•When redemption proceeds are payable or sent to any person, address, or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $100,000 from any shareholder account.

HOW TO BUY AND SELL SHARES OF THE FUND
Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. The Fund reserves the right to waive any signature requirement at its discretion.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Redemptions by Mail
Redemption requests should be mailed via U.S. mail or overnight courier service to:
The Cook & Bynum Fund
c/o Commonwealth Fund Services
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with any other independent delivery services, or receipt at Commonwealth Fund Services, Inc. of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Redemptions by Telephone
If you accepted the telephone option on your application when you initially purchased shares, you may redeem up to a $100,000 value of your Fund shares by calling a representative of the Fund toll-free at 1-877-839-COBY (2629). Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. If you hold your shares through an IRA or other retirement plan account, you may redeem shares by

HOW TO BUY AND SELL SHARES OF THE FUND
telephone. Investors will be asked whether or not to withhold taxes from any distribution. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If an investor calls a Cook & Bynum representative prior to the scheduled close of the NYSE (typically 4:00 p.m., EST), the investor will receive NAV next determined after receipt of the redemption request by the Cook & Bynum representative; that is, that day’s NAV. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 calendar days of the redemption request, you may not redeem by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., EST). During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as those outlined above. If the Fund fails to follow such procedures, it may be liable for losses that result from such failure. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Redemptions by Wire
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Transfer Agent charges a $15 fee for each wire. Fees are deducted from proceeds for complete or share specific redemptions. In the case of dollar specific redemptions, fees will be deducted above and beyond redemption proceeds.

HOW TO BUY AND SELL SHARES OF THE FUND
Redemptions at the Option of the Fund
If the value of the shares in your account falls below $2,000 ($1,000 in the case of shares held in an IRA), the Fund may notify you that, unless your account is increased to $2,000 in value ($1,000 in the case of shares held in an IRA), it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring the account up to $2,000 ($1,000 in the case of shares held in an IRA) before any action is taken. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts. This right of redemption shall not apply if the value of your account drops below $2,000 ($1,000 in the case of shares held in an IRA) as the result of market action. The Fund also reserves the right to cause the redemption of any and all shares held by a shareholder if it believes that such investor has violated the Policies and Procedures to Prevent Abusive Trading Practices adopted by the Fund.
The Fund typically expects to fulfill redemption requests via cash or cash equivalents or by selling portfolio securities. The Fund may borrow under a line of credit to meet redemption requests and also reserves the right to redeem in-kind.
Redemptions in Kind
The Fund reserves the right to satisfy a redemption request by distributing portfolio securities. The Fund has committed pursuant to its Rule 18f-1 election to pay redeeming shareholders in cash for all redemptions up to the lesser of $250,000 or 1% of the NAV of the Fund within any 90-day period. When redemption proceeds are paid with portfolio securities, an investor will be exposed to market risk until such time as the investor converts into cash the portfolio securities received and, in addition, the investor will likely pay commissions upon such conversion of the portfolio securities into cash. In-kind redemption proceeds may include illiquid securities. Redeeming shareholders receiving illiquid securities may not be able to sell such securities at or near the price the Fund valued them, if at all.

HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases and Redemptions of Fund Shares
The Fund was created as a vehicle for long-term investors and not for those who wish to frequently trade shares. The Adviser and the Board do not believe that investors or speculators seeking to profit from day-to-day fluctuations in stock prices and mutual fund portfolios as a whole should be shareholders of the Fund. In the opinion of the Fund’s management and the Board, short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including disruptions in carrying out the Fund’s investment strategies, increases in administrative and transaction costs, and potential dilution from traders successful at seeking short-term profits.
A portion of the Fund’s portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time the Fund calculates its NAV (typically 4:00 p.m., EST), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. It is intended that the use of the Fund’s fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder’s ability to engage in strategies detrimental to other Fund shareholders.
In order to discourage behavior that can potentially impact the Fund and its long-term shareholders, the Fund and the Board have adopted policies and procedures with respect to market timing and the frequent purchase and redemption of Fund shares. Under its market timing policies and procedures, the Fund will rely on its Chief Compliance Officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor trading patterns that may constitute abusive market timing activities. The Fund’s market timing policy establishes a presumption of abusive trading for any investor that attempts to complete four purchase and redemption transactions of shares from the same Fund (“round-trip”) within a rolling 12-month period. If the Chief Compliance Officer determines that

HOW TO BUY AND SELL SHARES OF THE FUND
impermissible market timing has occurred, future purchases may be restricted or prohibited. However, sales of Fund shares back to the Fund or redemptions will continue as permitted by the terms disclosed in this Prospectus. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.
The ability of the Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange, and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Fund. The Fund will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

DIVIDENDS AND DISTRIBUTIONS
Dividends paid by the Fund are derived from its net investment income and will be distributed at least annually. The Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.
The Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) once a year as required.
Unless you elect to have your dividends and/or distributions paid in cash, your dividends and/or distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing or calling the Transfer Agent at least five days prior to the record date of the distribution.
If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

X CONSIDERATIONS
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of U.S. federal income tax on its capital gains and net investment income currently distributed to its shareholders.
Dividends from investment income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to you as ordinary income. Distributions of qualified dividend income by the Fund may be eligible for preferential tax rates. Distributions of capital gains are taxable based on the Fund’s holding period, either short- or long-term, regardless of the length of time shares in the Fund have been held. Distributions of dividends and capital gain are generally taxable when made, whether received in cash or reinvested in additional shares of the Fund. Certain dividend distributions declared in October, November, or December will be taxed to shareholders as if received in December if they are paid during the following January.
You will be advised annually of the source of distributions for U.S. federal income tax purposes.
A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized for tax purposes. You should consult a tax adviser regarding the effect of U.S. federal, state, local, and foreign taxes on an investment in the Fund.

ADDITIONAL GENERAL INFORMATION
The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases and redemptions of shares.
In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Broadridge, Morningstar, or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices.
The Board has approved the Codes of Ethics (the “Codes”) of the Trust and the Adviser. The Board is responsible for overseeing the implementation of the Trust’s Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Fund. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Fund. The Fund and the Manager have filed copies of their respective Codes with the SEC, and are available to the public on the SEC’s website (http://www.sec.gov).
The Board also has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

ADDITIONAL GENERAL INFORMATION
The Fund has delegated all proxy voting authority to the Adviser who shall vote proxies relating to securities held by the Fund pursuant to its proxy voting policy (the “Proxy Voting Policy”). The Adviser’s primary consideration in its Proxy Voting Policy is the financial interests of the Fund and its shareholders. The Adviser’s Proxy Voting Policy is included as an exhibit to the Fund’s SAI, which may be obtained upon request and without charge by calling a Cook & Bynum representative toll-free at 1-877-839-COBY (2629).
The Fund has established a policy with respect to the disclosure of its portfolio holdings. A description of this policy is provided in the SAI.
Lost Shareholders, Inactive Accounts, and Unclaimed Property
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. An investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Fund at 1-877-839-COBY (2629) at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Transfer Agent at 1-877-839-COBY (2629) to complete a Texas Designation of Representative form.

REPORTS AND HOUSEHOLDING
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-877-839-COBY (2629) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

FINANCIAL HIGHLIGHTS
The Fund is a continuation of the Predecessor Fund and, therefore, the financial information presented below includes both the Predecessor Fund and the Fund. The Predecessor Fund was reorganized in the Fund on October 4, 2024.
The financial highlights table below is intended to help you understand the Fund’s financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund’s Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is incorporated by reference into this prospectus from the Fund’s annual report on Form N-CSR. Additional performance information for the Fund is included in the annual and semi-annual reports. The Fund’s Form N-CSR and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

THE COOK & BYNUM FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

	Years Ended September 30,
	2025	2024	2023		2022	2021
Net asset value, beginning of year	$16.77	$15.48	$11.89		$12.98	$10.87

Investment activities
Net investment income (loss) (1)	0.20	0.24	0.18		0.33	0.08
Net realized and unrealized gain (loss) on investments	0.35	1.22	3.58		(1.13)	2.07
Total from investment activities	0.55	1.46	3.76		(0.80)	2.15
Distributions
Net investment income	(0.21)	(0.17)	(0.17)		(0.29)	(0.04)
Total distributions	(0.21)	(0.17)	(0.17)		(0.29)	(0.04)
Paid-in capital from redemption fees	—	—	—	(2)	—	—	(2)
Net asset value, end of year	$17.11	$16.77	$15.48		$11.89	$12.98
Total Return	3.49%	9.42%	31.71%		6.39%	19.80%

Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	2.04%	2.04%	2.08%		2.23%	2.20%
Expenses, net of fee waivers	1.49%	1.49%	1.49%		1.49%	1.49%
Net investment income (loss) including reimbursement/waiver	1.22%	1.44%	1.19%		2.54%	0.66%
Portfolio turnover rate	6%	2%	4%		0%	0%
Net assets, end of year (000’s)	$77,507	$76,760	$69,556		$50,607	$58,064

(1)    Per share amounts calculated using the average shares outstanding during the year.

(2)    Less than $0.005 per share.

THE COOK & BYNUM FUND
PROSPECTUS | January 28, 2026
FOR MORE INFORMATION
Additional information about the Fund is available in the Fund’s SAI. The SAI contains more details regarding the Fund’s organization, investment strategies, service providers, and policies. A current SAI, dated January 28, 2026, has been filed with the SEC and is incorporated by reference into this prospectus. Additional information about the Fund’s investments is also available in the Fund’s annual and semi-annual reports to shareholders, and in its Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Copies of the Fund’s SAI and the Fund’s annual and semi-annual reports are available without charge. For shareholder inquiries, other information, and to request a copy of the Fund’s SAI, please contact the Fund at:
The Cook & Bynum Fund
c/o Commonwealth Fund Services
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
1-877-839-COBY (2629)
A copy of the requested document(s) will be mailed to you within three business days of the receipt of your request. Immediate access to the requested documents (excluding the SAI) can be found, free of charge, at www.cookandbynum.com/cobyx.
Reports and other information about the Fund are also available:
•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act No. 811-22172
Fund distributed by Foreside Fund Services, LLC
www.cookandbynum.com/cobyx | 1-877-839-COBY (2629)

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.
Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:
•    Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
•    Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).
Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.
Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
The Fund’s Privacy Notice is not part of this prospectus.

STATEMENT OF ADDITIONAL INFORMATION
January 28, 2026
THE COOK & BYNUM FUND
(the “Fund”)
A series of
WORLD FUNDS TRUST
(the “Trust”)
Ticker: COBYX
TELEPHONE: 1-877-839-COBY (2629)
Website: www.cookandbynum.com/cobyx
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with The Cook & Bynum Fund’s Prospectus dated January 28, 2026, as may be amended from time to time (the “Prospectus”). You may obtain a copy of the Prospectus, free of charge, by writing to The Cook & Bynum Fund, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling 1-877-839-COBY (2629). Pursuant to a reorganization that was completed on October 4, 2024, the Fund is the successor to the sole series of Cook & Bynum Funds Trust, The Cook & Bynum Fund (the “Predecessor Fund”).
The Fund’s audited financial statements for the fiscal year ended September 30, 2025, are incorporated into this SAI by reference to the Fund’s Form N-CSR for the fiscal year ended September 30, 2025 (File No. 811-22172). You may obtain a copy of the Fund’s Form N-CSR at no charge by contacting the Fund at the address or phone number noted above.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND FUND
World Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund”. The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds of the Trust, other than the Fund, are described in separate prospectuses and statements of additional information.
This SAI relates to The Cook & Bynum Fund (the “Fund”) and should be read in conjunction with the prospectus. This SAI is incorporated by reference into the Fund’s prospectus. No investment in shares should be made without reading the prospectus. The Fund is a separate investment portfolio or series of the Trust. Pursuant to a reorganization that was completed on October 4, 2024, the Fund is the successor to a series of Cook & Bynum Funds Trust, The Cook & Bynum Fund (the “Predecessor Fund”). The Cook & Bynum Fund was organized as a non-diversified series of the Cook & Bynum Funds Trust on March 18, 2009. The Cook & Bynum Funds Trust was an open-end investment company established under the laws of the State of Delaware by an Agreement and Declaration of Trust.
THE FUND’S INVESTMENT POLICIES, OBJECTIVES, AND SECURITIES OPTIONS
The Fund’s investment objective and the manner in which the Fund pursues that objective are discussed in the Prospectus. This section provides additional information concerning the Fund’s principal investment policies and strategies that are discussed in the Prospectus as well as information on non-principal investment strategies that the Fund may also use. Any investment strategy or risk discussed below that is not also discussed in the Prospectus is considered non-principal.

The Fund is a non-diversified, open-end investment company, which means that the Fund can concentrate its investments in a smaller number of companies than a diversified fund. The Fund’s principal investment strategies are described in the Prospectus. The Fund intends to structure its investments so as to enable it to satisfy the requirements for taxation as a regulated investment company under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund may invest in a variety of securities. The securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular type of security.

EQUITY SECURITIES. An equity security (such as a stock, partnership interest, or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, and the value of its assets. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous information. To the extent the Fund is invested in the equity securities of small- or medium-sized companies, it will be exposed to the risks of smaller-sized companies. Small- and medium-sized companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are less well-known to the investing public, may not have significant institutional ownership, and are often followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

FOREIGN (NON-U.S.) SECURITIES. The Fund may invest in securities of non-U.S. companies, including but not limited to, depositary receipts and similar equity securities, corporate debt securities and short- and long-term debt obligations of foreign governments, foreign equity securities, and other foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). Other debt securities of non-U.S. companies may be purchased without regard to NRSRO ratings
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and would generally fall under the category of “special situations.” See “CREDIT RISK,” “INTEREST RATE RISK,” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other debt securities.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to the same degree of regulation as U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will typically only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

EMERGING MARKETS. The Fund’s investments in foreign securities may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

RESTRICTED AND ILLIQUID SECURITIES. The Fund generally will not maintain more than 15% of its net assets in securities that the Adviser determines to be illiquid, as defined in Rule 22e-4(a)(8) under the Investment Company Act of 1940, as amended (“1940 Act”). Rule 22e-4(a)(8) defines "illiquid investments" as securities that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above. The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer’s securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended. However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered, or otherwise made saleable on a public market within two years.

The Fund must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to Rule 22e-4(a). Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

The Fund has a liquidity risk management program designed to assess and manage the Fund’s liquidity risk. The program has been approved by the Fund’s Board of Trustees (“Board”), which has also approved the appointment of a liquidity program administrator (the “LPA”). The LPA is responsible for oversight of the Fund’s liquidity risk management efforts, including classifying the liquidity of the Fund’s investments, managing the Fund's illiquid investments if any, within the requirements of Rule 22e-4, ensuring that the Fund holds enough liquid assets to meet reasonably foreseeable redemption requests, and reporting to the Board regarding the effectiveness and operation of the liquidity risk management program.

CASH RESERVES. Although the Fund will normally hold a concentrated portfolio comprised primarily of equity securities, the Fund is not required to be fully invested and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, U.S. Government securities, money market funds, Repos, and other high-quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high-quality foreign money-market instruments. The Fund and the Adviser believe that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a large percentage of the Fund’s total assets. When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund’s performance may be negatively affected as a result.

SPECIAL SITUATIONS. From time to time, the Fund may invest in special situations, which could involve purchases of securities, including but not limited to, equity securities, non-investment grade debt securities, and securities of companies that are in default. A special situation arises when, in the opinion of the Adviser, the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve greater risk
2

than is found in the normal course of investing. See “CREDIT RISK,” “INTEREST RATE RISK,” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other debt securities.

PREFERRED STOCK. The Fund may invest in shares of preferred stock. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets. Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

CONVERTIBLE SECURITIES. Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other debt securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund’s investment objective and policies.

DEBT SECURITIES. The Fund may invest in corporate and U.S. Government debt securities. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Fund may invest in debt securities that are non-investment grade or are in default in accordance with the “SPECIAL SITUATIONS” paragraph above. U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies, or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases, and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

INVESTMENT IN HIGH YIELD SECURITIES. The Fund’s investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody’s or BB- and lower by S&P and Fitch) or, if not rated, determined by the Adviser to be of equivalent quality (“high yield securities”), are subject to greater risk of loss of principal and interest than higher-rated securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

Although the Adviser does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2, and Ba3) by Moody’s or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Debt securities rated B (including B1, B2, B3, B+, and B-) by
3

Moody’s, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2, and Baa3) by Moody’s are also judged to have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold. Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities. To the extent that there is no established secondary market for high yield securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.

Although the Adviser will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting debt securities, losses may occur. Certain high yield securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Fund’s income may decline as a result of a loss of the higher income from such securities.

Ratings of debt securities by the NRSROs are a generally accepted barometer of credit risk, although the Adviser does not rely on credit ratings in selecting investments. Ratings are, however, subject to certain limitations. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. Some securities are rated by more than one of the NRSROs, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 under the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act that allow registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 under the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund, and (b) the sales load charged on Shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, the Fund may rely on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if the Fund complies with the terms and conditions of such rule.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include any gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated
4

as a return of capital. The Fund will pay the fees and expenses that are incurred by the REITs in which it invests, and the Fund’s shareholders will indirectly bear such fees and expenses.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks, and other financial institutions, provided that the Fund’s custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. A Repo is a loan and therefore exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy and will not allow more than 25% of the Fund’s assets to be allocated to such investments.

DERIVATIVES. The Fund may invest in a number of different types of “derivative” investments: however, such investments shall not comprise more than 10% of the total value of the Fund, although the Fund does not intend to enter into Derivatives Transactions, as defined in Rule 18f-4 under the 1940 Act. In the event the Fund determines to change this policy, the Fund will comply with Rule 18f-4 prior to entering into any such Derivatives Transactions. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index, or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks. The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and it might not do so. Options, futures, and forward contracts are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Adviser expects it to. A Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investments, or a hedge might be unsuccessful.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

SECURITIES LENDING TRANSACTIONS. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and it would also receive an additional return that may be in the form of a fixed fee or a percentage of the market value of securities loaned. The Fund would have the right to call the loan and obtain the securities loaned at any time with reasonable notice. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. The Fund will not lend more than more than 25% of the net asset value of the securities comprising its portfolio.

In the event of bankruptcy or other default of the borrower or lending agent, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser’s opinion, doing so
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may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. These transactions may be considered “derivatives transactions” under Rule 18f-4, and, if so, will be limited by Rule 18f-4 as described above. See “DERIVATIVES” above.

MARGIN PURCHASES. The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions. The Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, and other financial instruments.

REGULATORY CHANGE RISK. The Adviser has, with respect to the Fund, filed a notice with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and therefore the Adviser is not subject to registration or regulation as a pool operator under the CEA. By claiming this exclusion, the Adviser is exempt from the registration, disclosure, recordkeeping, and reporting requirements of the CFTC with respect to the Fund. If, in the future, the Adviser determines that it is not eligible for this exclusion or other exemptive relief from Commodity Futures Trading Commission (“CFTC”) regulation, the Adviser will be required to be registered as a commodity pool operator with respect to the Fund and comply with CFTC regulations regarding disclosure, recordkeeping, and reporting with respect to the Fund. Compliance with such requirements would likely increase the costs associated with an investment in the Fund.

CREDIT RISK. The Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan of reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Fund does not rely on third party credit ratings to select its investments.

INTEREST RATE RISK. The Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, debt securities with longer maturities typically experience a more pronounced change in value when interest rates change.

INFLATION RISK. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk increases as the Fund invests a greater portion of its assets in debt securities with longer maturities.

MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

FUTURE DEVELOPMENTS. The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or they are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above. The Fund will sticker the Prospectus and/or SAI, as appropriate, to describe such investment practices that are not currently contemplated for use by the Fund.

MARKET EVENTS. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

PORTFOLIO TURNOVER. The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Typically, it can be expected that the rate of portfolio turnover will not be substantial. The Fund expects that its annual portfolio turnover
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rate will not typically exceed 35%. However, the Fund may exceed this rate from time to time, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be taxed at the same rates as ordinary income for U.S. federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. Portfolio securities specifically exclude cash and cash equivalents, including U.S. Treasuries. If cash and cash equivalents were included in this calculation, the stated portfolio turnover rate would be lower.

The Fund’s portfolio turnover rate for the last two fiscal years ending September 30, 2025 and September 30, 2024 was 6% and 2%, respectively.
DISCLOSURE OF PORTFOLIO SECURITY HOLDINGS

This Disclosure of Portfolio Securities Holdings Policy (the “Policy”) shall govern the disclosure of the portfolio securities holdings of the Fund. The Trust maintains this Policy to ensure that disclosure of information about portfolio securities is in the best interests of the Fund and the Fund’s shareholders. The Board reviews these policies and procedures as necessary, and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the provision of portfolio holdings information to entities described below that may be prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the officers of the Trust and Adviser to provide such information in certain circumstances (see below).

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than sixty (60) calendar days after the end of the applicable quarter. These portfolio holdings schedules filed on Form N-CSR and Form N-PORT are posted to the Fund’s website no later than sixty (60) days following the fiscal quarters.
Additionally, the Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian, the fund accountants and other service providers assisting with materials utilized in the Board’s 15(c) processes that require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information:

1.
to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and

3.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities. Additionally, the Adviser may establish ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information that the Adviser determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.	financial data processing companies that provide automated data scanning and monitoring services for the Fund;

2.	research companies that allow the Adviser to perform attribution analysis for the Fund; and

3.	the Adviser’s proxy voting agent to assess and vote proxies on behalf of the Fund.

From time to time, employees of the Adviser may express their views orally or in writing on the Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers
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and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Adviser also may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Adviser may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund’s portfolio securities. The Adviser does not enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.

The Adviser or its affiliates may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts and affiliates of the Adviser may provide investment related services, including research services, to other companies, including other investment companies, offshore funds, institutional investors and other entities. In each of these instances, the sponsors of these other companies and the affiliates of the Adviser may receive compensation for their services. In many cases, these other products may be managed in a similar fashion to the Fund and thus have similar portfolio holdings, and the other investment related services provided by affiliates of the Adviser may involve disclosure of information that is also utilized by the Adviser in managing the Fund. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Fund, and affiliates of the Adviser may provide investment related services to its clients at times that are different than the times disclosed to the Fund.

The Trust and the Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Fund portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund and its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, the Distributor, or an affiliated person of the Trust, the Adviser or the Distributor. In such situations, the conflict must be disclosed to the Board and the Board will attempt to resolve the situation in a manner that it deems in the best interests of the Fund.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Except as provided above, affiliated persons of the Trust and third-party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust, the Fund, nor the Adviser receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.
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INVESTMENT RESTRICTIONS
The restrictions listed below are fundamental policies and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.
Fundamental
1.The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. Please see the section entitled “1940 Act Requirements” below for an overview of current requirements regarding the concentration of investments under the 1940 Act and the rules and other pronouncements thereunder.
2.The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. Please see the section entitled “1940 Act Requirements” below for an overview of current requirements regarding the issuance of senior securities under the 1940 Act and the rules and other pronouncements thereunder.
For the purposes of this restriction, margin, and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts, and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.
3.The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.
4.The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements.
5.The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts, and privately negotiated contracts for the current or future delivery of commodities.
6.The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
Non-Fundamental
In connection with any borrowing, the Fund will not mortgage, pledge, hypothecate, or in any manner transfer as security for indebtedness more than one-third of the Fund’s assets.
1940 Act Requirements
“Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances. Additionally, the 1940 Act limits the Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not
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including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.
The Fund may borrow to meet redemption requests or for other temporary purposes. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. The Fund may borrow from a line of credit to meet redemption requests.

INVESTMENT ADVISER

Information on the Fund’s investment adviser, Cook & Bynum Capital Management, LLC (the “Adviser”), is set forth in the Prospectus. This section contains additional information concerning the Adviser. The Adviser also served as investment adviser to the Predecessor Fund.

The Adviser manages the investment portfolio of the Fund pursuant to an investment management agreement between the Trust, on behalf of the Fund, and the Adviser. Mr. Richard P. Cook is the principal of the Adviser and the portfolio manager for the Fund.

Portfolio Manager
Mr. Richard P. Cook serves as the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Cook also served as portfolio manager of the Predecessor Fund since it commenced operations in 2009. Mr. Cook has been a principal and portfolio manager of the Adviser since its inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Cook worked for Tudor Investment Corporation in Greenwich, Connecticut. Mr. Cook attended Hampden-Sydney College where he graduated summa cum laude in three years with a B.S. in Mathematics, Applied Mathematics, and Economics and was a member of Phi Beta Kappa. Mr. Cook has approximately 26 years of investment management experience.
The table below identifies the portfolio manager and the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment company, privately offered pooled investment vehicles, and separate accounts. Information in the table is shown as of September 30, 2025.

Portfolio Manager and Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Mr. Richard P. Cook
Registered Investment Companies+	1	$78 million	0	$0
Other Pooled Investment Vehicles	3	$257 million	1	$37 million
Other Accounts	1	$2 million	1	$2 million
+    The portfolio manager does not manage accounts for any registered investment company other than the Fund.

Conflicts of Interest
The Adviser seeks to treat all clients (including the Fund, privately offered pooled investment vehicles, and separate accounts) fairly and equitably and has adopted policies and procedures designed to ensure that no client is advantaged over another where both clients have the ability to invest in similar securities. Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
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Although all clients of the Adviser have funds managed with the same overall investment philosophy, different clients of the Adviser have different restrictions on their permitted activities, whether by statute, contract, or instruction of the client. Taking into account total asset size and investment restrictions, the Fund, privately offered pooled vehicles, and separate accounts may own different securities and performance may materially differ.
Specifically, the pooled investment vehicles and separate accounts are typically permitted to invest without regard to liquidity, have provisions restricting liquidity on behalf of investors, and may pursue strategies not available to or otherwise limited by the Fund or other clients including, but not limited to, short-selling, the purchase of unregistered securities in private companies, or other investments prohibited by the 1940 Act, statute, law, charter, or contract.
Furthermore, privately offered pooled investment vehicles and separate accounts may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Fund, where concentrations are limited by the 1940 Act or other statutes.
Other potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. As of September 30, 2025, the Adviser receives management fees from each of the funds that it manages equal to a percentage of assets under management. The Adviser also receives a performance fee from one of its pooled investment vehicles and from certain separate accounts for qualified clients.

There are conflicts associated with performance fees that are not as common under an asset based fee arrangement. The nature of performance fees can encourage riskier or speculative investments in order to earn or increase the amount of the fee. The result of riskier or speculative investments can have a positive effect in that results could equal higher performance returns when compared to an asset based fee account. On the other hand, riskier or speculative investments may lose value as compared to other investments. Also, since in a performance fee arrangement an adviser may be compensated based on income, capital gains or capital appreciation, these arrangements could give an investment adviser an incentive to time transactions in a performance fee account on the basis of fee considerations. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner and in the best interests of shareholders, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

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Portfolio Manager Compensation
The Trust does not directly compensate any personnel of the Adviser, including the portfolio manager. Mr. Cook receives compensation from the Adviser in the form of a share of the Adviser’s total profits, inclusive of the fees the Adviser receives from its privately offered pooled investment vehicles and separate accounts. The Portfolio Manager is not compensated based directly on the performance of the Fund or the value of the Fund’s assets.
Ownership of Fund Securities
Mr. Cook beneficially owned over $1,000,000 of equity securities in the Fund as of September 30, 2025.
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THE INVESTMENT MANAGEMENT AGREEMENT
The Trust has entered into an Investment Management Agreement (“Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.
The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
The Advisory Agreement was approved by the Trustees (including (including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”)) in compliance with the 1940 Act. The Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees; and (2) by the majority vote of either the full Board or the vote of a majority of the Fund’s outstanding shares. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the Fund’s outstanding shares on not less than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Pursuant to the Advisory Agreement, the Trust pays a management fee to the Adviser for its provision of advisory services to the Fund at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to investment management fees, but excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2026. For the last three fiscal years, the Fund paid the following amounts to the Adviser for its investment advisory services pursuant to an advisory agreement with the Trust and the Cook & Bynum Funds Trust (“CBT”):

Fiscal Year End	Investment Advisory Fees Accrued	Fund Expenses Waived or Reimbursed by Adviser	Net Fees Paid to Adviser
2025 (Trust)	$1,073,181	$397,890	$675,291
2024 (CBT)	$1,123,931	$417,191	$706,740
2023 (CBT)	$968,870	$381,321	$587,549

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TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced business persons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses, and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills.

Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant from 1996 to 2021 and, as such, brings tax, budgeting and financial reporting skills to the Board. Currently, Ms. Ivey serves as the Executive Officer for the Episcopal Church Building Fund since 2025 utilizing her financial knowledge and skills. Prior to her position as Executive Officer for the Episcopal Church Building Fund, Ms. Ivey served as Chief Financial Officer for the Episcopal Church Building Fund from 2022 to 2025.

Mr. Theo H. Pitt, Jr. has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

Dr. David J. Urban is Dean Emeritus and Professor of Marketing at the Jones College of Business, Middle Tennessee State University. He earned a Ph.D. in Business Administration with a concentration in Marketing from the University of Michigan. Dr. Urban also holds a master’s degree in Psychology from the University of Michigan and an undergraduate degree in Commerce with a concentration in Marketing from the University of Virginia. His extensive career is marked by significant budget responsibility and accountability, with expertise in marketing, strategic planning, organizational leadership, and management contributing to the Board’s long-term goal setting.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

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Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond Virginia, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since June 2010	Executive Officer, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C. (accounting firm), 2008-2021.	20
Independent Trustee for the two hundred fifty-eight series of the ETF Opportunities Trust; Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust; and Independent Trustee of the Truth Social Funds for the five series of that Trust (each a registered investment company).

Theo H. Pitt, Jr. 1936 Trustee	Indefinite, Trustee from August 2013 to December 2024, Trustee Emeritus January 2025 to September 2025, and Trustee since September 2025	Senior Partner, Community Financial Institutions consulting (bank consulting) since 1997.	20
Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust; Independent Trustee for Starboard Investment Trust for the seven series of that trust; Independent Trustee of ETF Opportunities Trust for the two hundred fifty-eight series of that trust; Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust; and Independent Trustee of the Truth Social Funds for the five series of that Trust (each a registered investment company).

Dr. David J. Urban 1955 Trustee	Indefinite, Since June 2010	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	20
Independent Trustee for the two hundred fifty-eight series of the ETF Opportunities Trust; Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust; and Independent Trustee of the Truth Social Funds for the five series of that Trust (each a registered investment company).

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OFFICERS WHO ARE NOT TRUSTEES

NAME, YEAR OF BIRTH AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert 1963 President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency), October 2013 to present.
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since November 2013	Attorney, Practus, LLP (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus LLP (law firm), 2020 to present; Senior Vice President and Associate General Counsel, The TCW Group, Inc. (investment management firm), 2017 to 2019.
Robert J. Rhatigan 1982 Assistant Secretary	Indefinite, Since October 2025	Attorney, Practus, LLP (law firm), 2024 to present. Attorney, Dechert LLP from 2012 to 2024.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura B. Wright 1972 Assistant Secretary	Indefinite, Since May 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present, Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
Julian G. Winters 1968 Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting firm) since March 2007.

The Board of Trustees oversees the Trust and certain aspects of the services that the Adviser and the Fund’s other service providers. Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Dr. Urban, Ms. Ivey and Mr. Pitt. The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board the selection of the independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the most recent fiscal year ended September 30, 2025, the Audit Committee met twelve times.
The Nominating and Corporate Governance Committee is comprised of Dr. Urban, Ms. Ivey and Mr. Pitt. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. For the most recent fiscal year ended September 30, 2025, the Nominating Committee met two times.

The Qualified Legal Compliance Committee is comprised of Dr. Urban, Ms. Ivey and Mr. Pitt. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material
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violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. For the most recent fiscal year ended September 30, 2025, the Committee did not meet.

Trustee Compensation.  Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust.  All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.    Effective January 1, 2026, each Trustee receives a retainer fee at the annualized rate of $45,000, paid quarterly.  The Independent Chairperson receives an additional annual fee of $7,500, paid quarterly.  Additionally, each Trustee receives a fee of $4,000 per special meeting attended.  Compensation received from the Trust for the Fund’s fiscal year ended September 30, 2025 is as follows:

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)(1)

Mary Lou H. Ivey, Trustee	$4,526	$0	$0	$4,526
Dr. David J. Urban, Trustee	$4,263	$0	$0	$4,263
Laura V. Morrison(2), Trustee	$4,263	$0	$0	$4,263
Theo H. Pitt, Jr., Trustee	$2,076	$0	$0	$2,076
*     Trust does not pay deferred compensation.
(1)   As of the date of this SAI, the “Fund Complex” consists of the Fund.
(2) Ms. Morrison resigned as a Trustee of the Trust effective September 19, 2025.

Trustee Ownership of Fund Shares. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of December 31, 2025, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee Non-Interested Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A
Dr. David J. Urban	A	A

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CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

As of December 31, 2025, the Trustees and officers own less than 1% of the Fund’s shares, and the following persons are considered to be either a control person or principal shareholder of the Fund.

Name and Address	% of Fund	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	70.64%	Record

PURCHASING AND REDEEMING SHARES
Purchases and redemptions of the Fund’s shares will be made at NAV. The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing prices of the Fund’s portfolio securities as of the scheduled close of regular trading hours on the NYSE, currently 4:00 p.m., EST. In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading that day on the NYSE. For purposes of computing the NAV of a share of the Fund, securities traded on securities exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.
Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures approved by the Fund’s Board of Trustees for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to the Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available or are deemed to be unreliable by the Adviser, the Adviser will fair value such investments and use the fair value to calculate the Fund’s NAV. When fair value pricing is employed, the prices of securities used by the Adviser to calculate the Fund’s NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
The Valuation Designee may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, the Valuation Designee may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open and some markets may remain open after the Fund values its securities (generally, at 4:00 p.m., EST).
When the Fund holds securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves, may affect the value of foreign securities held by the Fund. Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, debt securities, or other assets held by the Fund. Fair value pricing involves subjective judgments by the Valuation Designee, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
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The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund does not charge sales fees, the NAV is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.
The right of redemption may not be suspended or date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (ii) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the Fund.
PORTFOLIO TRANSACTIONS
Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s effectiveness and efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and research services provided. The Adviser will not take into account the sale of Fund shares or the receipt of products or services, other than brokerage or research services, when selecting brokers to execute portfolio transactions. For the fiscal years ended September 30, 2023 and 2024 the Predecessor Fund paid $10,095 and $2,875, respectively. For the fiscal year ended September 30, 2025 the Fund paid $18,105 in brokerage commissions. The Fund paid more in brokerage commissions in 2025 due to a larger number of portfolio trades during that year compared to the fiscal year end September 30, 2024.
The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or “mark-up” or selling concessions. The Adviser normally purchases debt securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.
The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Adviser have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations. If an aggregated trade is not completely filled, then the Adviser allocates the trade among the Fund and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Adviser, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the Fund and any other accounts involved. For example, allocation of investments among other advisory clients and the Fund may not be similar due to, among other reasons, differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing, and/or asset size. Since the Fund’s objective will differ at times from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.
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DESCRIPTION OF SHARES

The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust's Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust's shares of beneficial interest have no par value.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust's shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust's shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

CODE OF ETHICS
The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Effective as of October 4, 2024, Commonwealth Fund Services, Inc. (“CFS” or the “Administrator”) 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 serves as the Fund’s administrator, transfer agent and accounting agent.

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In its capacity as administrator, CFS supervises all aspects of the operations of the Fund except those performed by the Adviser. CFS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. CFS is responsible for processing orders and payments for share purchases. CFS mails proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

CFS also provides accounting services to the Fund. CFS is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

CFS receives, for administrative services, an asset-based fee based computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses.
Prior to October 4, 2024, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, served as administrator, fund accountant and transfer agent to the Predecessor Fund.
For its services as Administrator for the fiscal year ended September 30, 2025, the Fund paid CFS fees of $38,559. The Predecessor Fund paid Fund Services an annual fee based on the average net assets of the Predecessor Fund, subject to a minimum annual fee of $36,000. For the fiscal years ended September 30, 2023 and 2024, the Predecessor Fund paid Fund Services fees of $62,746 and $64,000 respectively, for its administration services.

DISTRIBUTOR
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”) the Fund’s Distributor, is located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.

Under the Distribution Agreement, the Distributor serves as the Fund’s principal underwriter and acts as exclusive agent for the Fund in selling its shares to the public on a commercially reasonable efforts basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of shares. Foreside is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund's shares is continuous. The Adviser may compensate the Distributor for certain distribution related activities.

Prior to October 4, 2024, Foreside Financial Services, LLC (the “Prior Distributor”) acted as the principal underwriter and distributor of the Predecessor Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement approved by the Trustees. The Adviser paid all fees incurred under the Distribution Agreement and to the Prior Distributor, if any.
Foreside may enter into agreements with selected broker-dealers, banks, or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than Foreside, typically enter into such agreements.
These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than Foreside. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund.
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Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. Foreside does not receive compensation from the Fund for its distribution services. The Adviser pays Foreside a fee for certain distribution-related services.
The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.

CUSTODIAN
U.S. Bank N.A., 777 East Wisconsin Ave., Milwaukee, Wisconsin 53202, acts as custodian for the Fund. U.S. Bank N.A. also served as custodian to the Predecessor Fund. As such, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Trust. U.S. Bank N.A. does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Trust's independent registered public accounting firm, Cohen & Company, Ltd., audits the Fund’s annual financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., prepares the Fund’s tax returns. Cohen & Company, Ltd. is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

LEGAL COUNSEL
Practus, LLP, 11300 Tomahawk Creek Pkwy., Suite 310, Leawood, Kansas 66211, has passed on certain matters relating to this registration statement and acts as counsel to the Trust.
TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account (“IRA”), other tax-exempt entity, or dealer in securities.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Fund (“Shares”) are held by U.S. shareholders (defined below) and that such Shares are held as capital assets.

A U.S. shareholder is a beneficial owner of Shares that is for U.S. federal income tax purposes:

•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
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•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or a trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of Shares that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A partner of a partnership holding Shares should consult its own tax advisor with respect to the purchase, ownership and disposition of the Shares by the partnership.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). There can be no assurance the Fund will so qualify. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

The Fund may invest in ETFs. Some of those ETFs are taxable as RICs under the Code. Accordingly, the income the Fund receives from such ETFs should be qualifying income for purposes of the Fund satisfying the Income Test described above. However, the Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the Income Test. The Fund anticipates monitoring its investments in such ETFs so as to keep the Fund’s non-qualifying income within acceptable limits of the Income Test. However, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the Income Test thereby causing the Fund to fail to qualify as a RIC. In such a case, the Fund would be subject to the rules described below.

If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, generally it will not be subject to the U.S. federal income tax rates applicable to corporations. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC has a six-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure from the assets that caused the RIC to fail the Asset Test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed (the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by
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the Fund will be subject to regular corporate U.S. federal income tax (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”), such as debt instruments with payment of in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any accrued OID will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders. As of September 30, 2025, the Fund had a capital loss carryforward of $3,714,514 of which $1,712 is considered short term and $3,712,802 is considered long term. These losses may be carried forward indefinitely.

Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation, if certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of a shareholder’s tax basis in its Shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Test, the Asset Test, and the Distribution Test for that year and distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.

Taxation of U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of non-corporate U.S. shareholders, as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (which generally include foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term
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capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to such shareholder but retained by the Fund, are taxable to such U.S. shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the Shares. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by a U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder. The Fund is not required to provide written notice designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions. The Forms 1099 sent to the U.S. shareholders will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect a U.S. shareholder’s AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bears to the Fund’s taxable income, determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If the Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Sales and other dispositions of the Shares generally are taxable events. U.S. shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Shares is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of Shares will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and its adjusted tax basis in the Shares sold or exchanged, and will be long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividends) by such shareholder with respect to such Shares. A loss realized on a sale or exchange of Shares generally will be disallowed if other substantially identical Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such case, the tax basis of the Shares acquired will be adjusted to reflect the disallowed loss. Both long-term and short-term capital gain of corporate U.S. shareholders are taxed at the rates applicable to ordinary income of U.S. corporations. For non-corporate U.S. shareholders, short-term capital gain is taxed at the rate applicable to ordinary income, while long-term capital gain generally is taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

The Fund is required to report its shareholders’ cost basis, gain/loss, and holding period for Shares to the IRS on the Fund’s shareholders’ Consolidated Form 1099s.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method Shares will be reported on a U.S. shareholder’s Consolidated Form 1099 if the shareholder does not select a different tax lot identification method. U.S. shareholders may choose a method different than the Fund’s standing method and will be able to do so at the time of a U.S. Shareholder’s purchase or upon the sale of Shares. Please consult your tax advisor with regard to your personal circumstances.

The Fund and its service providers do not provide tax advice. U.S. shareholders should consult independent sources, which may include a tax professional, with respect to any decisions they may make with respect to choosing a tax lot identification method.

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Certain U.S. shareholders, including individuals, estates and trusts, may be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of Shares. U.S. shareholders are urged to consult their own tax advisor regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See below under “Higher-Risk Securities.”

Some debt obligations that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

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Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund if the Fund recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest corporate U.S. federal income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisors concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest, royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charges (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (a “QEF”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark to market the gains (and to a limited extent losses) in its PFIC holdings as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet the Distribution Test, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Master Limited Partnerships. To qualify for master limited partnership (“MLP”) status, a partnership must generate at least 90% of its income from what the IRS deems "qualifying" sources, which include all manner of activities related to the production, processing or transportation of oil, natural gas and coal. MLPs, as partnership, pay no corporate tax, and the IRS deems much of the distributions paid out as a return of capital, and taxes on such distributions are deferred until the Fund sells its position therein. As partnerships, MLPs pass through the majority of their income to investors in the form of regular quarterly distributions. Shareholders of the Fund are responsible for paying tax on their share of distributions received. In addition, the regular quarterly cash payments MLPs pay out are known as distributions rather than dividends. With respect to each MLP in which the Fund invests, MLP investors, and therefore as an owner of the Fund, U.S. shareholders may be subject to the U.S. state tax of each state in which the MLP has operations or does business. If a MLP is held in a tax-advantaged account, such as an IRA, the portion of the distributions designated as "ordinary income" may be considered UBTI, and subject to tax. However, UBTI is usually a
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small percentage of total distributions and it will not be taxed as long as the amount of this income and all other sources of UBTI does not exceed $1,000 in any year.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The ETFs in which the Fund invests may invest in foreign securities. Dividends and interest received by an ETF’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the ETF in which the Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such ETF’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the ETF should be eligible to file an election with the IRS that may enable its shareholders, including the Fund, to receive either the benefit of a foreign tax credit or a tax deduction with respect to any foreign and U.S. possessions income taxes paid the by Fund, subject to certain limitations.

Taxation of Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. shareholder directly, would not be subject to withholding.

A RIC generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“Interest-Related Dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If the Fund invests in an underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

The Fund is permitted to report such part of its dividends as Interest-Related Dividends or Short-Term Capital Gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders that do not currently report their dividends as Interest-Related Dividend or Short-Term Capital Gain Dividends.

In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividend or Short-Term Capital Gain Dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such Non-U.S. shareholder within the United States, (ii) in the case of an individual Non-U.S. shareholder, the Non-U.S. shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of Shares or to the Capital Gain Dividend received by the Non-U.S. shareholder.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from the Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividend will be subject to net U.S. federal income taxation at regular income tax rates.

If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

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To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisors in this regard.

A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding. The Fund generally is required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to properly certify to the Fund that he or she is not subject to such backup withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder, the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their own tax advisors to determine the applicability of these this requirement in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments made through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and proceeds from a sale of Shares. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.

Possible Tax Law Changes. At the time that this SAI was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

PROXY VOTING POLICIES AND PROCEDURES
The Trust is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Proxy Voting Policies and Procedures of the Trust are included as Exhibit A. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Exhibit B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling toll-free 888-411-1875; (2) the Fund’s website at www.cookandbynum.com/cobyx; and (3) on the SEC's website at http://www.sec.gov.
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FINANCIAL STATEMENTS
The financial statements of the Fund as of and for the fiscal year ended September 30, 2025, are incorporated by reference to the Fund’s 2025 Annual Report filed with the SEC on December 8, 2025. Such report is incorporated herein by reference in reliance upon such report of Cohen & Company, Ltd., independent registered public accounting firm, and on the authority of such firm as experts in auditing and accounting. The Fund’s semi-annual report for the six-months ended March 31, 2025 is incorporated by reference to the Semi-Annual Report filed with the SEC on June 6, 2025. Shareholders will receive a copy of the annual audited and unaudited semi-annual financial statements at no additional charge when requesting a copy of the SAI.

You can also access and download the prospectus, SAI, annual and semi-annual reports (when available) and other information, such as the Series financial statements at the Fund’s website: www.cookandbynum.com/cobyx;
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Exhibit A
 World Funds Trust

Proxy Voting Policy and Procedures

 The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.
Delegation of Proxy Voting Authority to Fund Adviser
The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.
The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.
Conflict of Interest Transactions
In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

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Availability of Proxy Voting Policy and Records Available to Fund Shareholders
If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. Effective July 1, 2024, a Fund shall make publicly available its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the U. S. Securities and Exchange Commission (“Commission”). The information disclosed on Form N-PX shall be in a readable format. In addition, a copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.
Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Commission no later than August 31st of each year.

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EXHIBIT B

PROXY VOTING POLICIES AND PROCEDURES

COOK & BYNUM CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICY AND PROCEDURES
Under Rule 206(4) of the Investment Advisers Act of 1940, as amended, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Cook & Bynum Capital Management, LLC (the “Firm”) may exercise proxy voting authority for The Cook & Bynum Fund (the “Registered Fund”), all privately offered unregistered funds (“Private Funds”), and separately managed accounts (“Separate Accounts”) managed by the Firm (the Trust, the Private Funds, and the Separate Accounts are referred to individually as a “Client”, and, collectively, as the “Clients”). In those cases that the Firm exercises proxy voting authority, the Firm has adopted the following Proxy Voting Policy and Procedures to ensure that Client proxies are voted in the best interest of the Clients’ accounts and are not affected by any material conflicts of interest within the Firm.
With respect to securities held in Client accounts, the Firm shall vote in the best interest of Clients without regard to the Firm’s interest. Generally, the Firm will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer. On occasion, votes may be withheld for certain directors to show our disfavor with a company’s chief executive or particular directors.
The Firm has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Firm votes securities in accordance with its pre-determined policy, the vote is insulated from potential conflicts of interest that the Firm may have. Only in those instances when the Firm determines that it is in the best interest of Clients to vote securities contrary to its pre-determined policy, does the potential for a conflict arise.
Conflicts of interest may arise when the Firm or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) whether the Firm has knowledge of the relationship or not. For purposes of the policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Firm or an affiliate of which the Firm has actual knowledge that may affect the Firm’s judgment in voting securities in the best interest of Client accounts. Material conflicts may arise when the Firm or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.
In instances where the Firm has determined that it is not in the best interest of its Clients to follow the pre-determined policy, the Chief Compliance Officer of the Firm (the “CCO”) must approve any recommendations for votes. In the event that the Firm determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firm’s recommendation must be disclosed to the Client and, in the case of the Registered Fund, consent or direction must be obtained from the Board of Trustees of World Funds Trust. All votes in which the Firm has chosen to override the pre-determined policy will be reviewed on a quarterly basis by the CCO of the Firm. The CCO is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.
The Firm will, at all times, make a best effort to vote all proxies in the best interest of the shareholders of the Registered Fund and the Private Funds (the “Fund Investors”) and accountholders of the Separate Accounts (the “Accountholders”). However, there may be some instances in which the Firm will choose not to vote or may not be able to vote a proxy. Issues that may affect proxies for international securities include: extraordinary requirements such as share blocking or the requirement to vote the security in person.
Fund Investors and Accountholders may contact the Firm to obtain a copy of the proxy voting policy. In addition, Fund Investors and Accountholders may contact the Firm for information on how the proxies for the securities in their portfolio were voted. All such information will be mailed to Fund Investors and Accountholders free of charge.
This policy will be reviewed and approved on an annual basis by the CCO of the Firm.
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Pre-Determined Proxy Voting Policy
The Firm will vote in accordance with management recommendations on proposals except: (1) the Firm will oppose proposals that diminish rights of Fund Investors and Accountholders or diminish management or board accountability to Fund Investors and Accountholders; and (2) the Firm will oppose compensation plans that are excessive relative to comparable companies’ compensation packages or appear unreasonable in light of the companies’ performance.

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Exhibit C
Nominating and Corporate Governance Committee Charter
World Funds Trust

Nominating and Corporate Governance Committee Membership
1.The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions
1.The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be an “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustees have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.
2.The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.
3.The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.
4.The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.
Committee Nominations and Functions
1.The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.
2.The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.
Other Powers and Responsibilities
1.The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.
2.The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:    August 2, 2013
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APPENDIX A TO THE NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.
II.Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.
III.Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.
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OTHER INFORMATION

Item 28. Exhibits

(a)(1)
Certificate of Trust of World Funds Trust (formerly, Abacus World Funds Trust) (the “Registrant”) dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(2)
Certificate of Amendment dated January 7, 2008 to the Registrant’s Certificate of Trust dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(3)
Registrant’s Amended Agreement and Declaration of Trust dated April 9, 2007 and amended on June 23, 2008 and November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(b)	Registrant’s Amended and Restated By-Laws dated November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(c)	Not applicable.

(d)(1)
Investment Advisory Agreement between the Registrant and Union Street Partners, LLC with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(2)
Investment Sub-Advisory Agreement between Union Street Partners, LLC and McGinn Investment Management, Inc. with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(3)
Investment Advisory Agreement between the Registrant and Perkins Capital Management, Inc. with respect to the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(4)
Amended and Restated Investment Advisory Agreement between the Registrant and Applied Finance Advisors, LLC with respect to the Applied Finance Dividend Fund, Applied Finance Explorer Fund and Applied Finance Select Fund (collectively, the “Applied Finance Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 429 on Form N-1A on August 28, 2023.

(d)(5)
Investment Advisory Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(6)
Investment Advisory Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund, the Clifford Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 420 on Form N-1A filed on January 27, 2023.

(d)(7)
Investment Advisory Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post Effective Amendment No. 463 on Form N-1A filed on April 29, 2024.

(d)(8)
Management Agreement between Vest Cayman Subsidiary I and Vest Financial, LLC, with respect to the Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective No. 394 on Form N-1A filed on August 6, 2021.

(d)(9)
Investment Advisory Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(d)(10)
Investment Advisory Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 427 on Form N-1A filed on July 28, 2023.

(d)(11)
Investment Advisory Agreement between the Registrant and Curasset Capital Management, LLC with respect to the Curasset Capital Management Core Bond Fund and the Curasset Capital Management Limited Term Income Fund (the “Curasset Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(12)
Investment Advisory Agreement between the Registrant and Vest Financial, LLC with respect to the Vest US Large Cap 10% Buffer Strategies VI Funds is herein incorporated by reference from the Registrant’s Post Effective Amendment No. 463 on Form N-1A filed on April 29, 2024.

(d)(13)
Investment Adviser Agreement between the Registrant and Tuttle Capital Management, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(d)(14)
Amended Management Agreement between T-Rex (Cayman) Portfolios SPC and Tuttle Capital Management, LLC on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 492 on Form N-1A filed on October 24, 2025.

(d)(15)
Investment Adviser Agreement between the Registrant and Cook & Bynum Capital Management, LLC with respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(e)(1)
Principal Underwriter Agreement between the Registrant and Foreside Fund Services, LLC dated March 9, 2021 with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(e)(2)
First Amendment to the Principal Underwriter Agreement dated August 24, 2021 between the Registrant and Foreside Fund Services, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A Filed on October 20, 2021.

(e)(3)
Novation Distribution Agreement dated September 30, 2021 between Registrant and Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(e)(4)
First Amendment to the Novation Distribution Agreement dated December 1, 2021 between the Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(5)
Second Amendment to the Novation Distribution Agreement dated February 23, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the Vest US Large Cap 10% Buffer Strategy VI Fund and the Vest US Large Cap 20% Buffer Strategy VI Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(6)
Third Amendment to the Novation Distribution Agreement dated February 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name changes for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest US Large Cap 10% Buffer Strategies VI Fund and the Vest US Large Cap 20% Buffer Strategies VI Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(7)
Fourth Amendment to the Novation Distribution Agreement dated March 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name change for the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(e)(8)
Fifth Amendment to the Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 1.5X Long Bitcoin Daily Target ETF, the T-Rex 1.5X Inverse Bitcoin Daily Target ETF, T-Rex 1.75X Long Bitcoin Daily Target ETF, the T-Rex 1.75X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(e)(9)
Sixth Amendment to the Novated Distribution Agreement dated March 15, 2024 between Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(10)
Seventh Amendment to the Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(e)(11)
ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(12)
First Amendment to the ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(13)
Form of Authorized Participant Agreement with Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(f)	Not applicable.

(g)(1)
Custody Agreement dated July 30, 2008 between the Registrant and UMB Bank, N.A., is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(g)(2)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(3)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(4)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(g)(5)
Amended Exhibit A to the Custody Agreement between the Registrant and Fifth Third Bank on behalf of certain portfolio series is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(g)(6)
ETF Custody Agreement between the Registrant and U.S. Bank National Association on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post Effective-Amendment No. 468 on Form N-1A filed on July 29, 2024.

(g)(7)
Custodian Agreement between the Registrant and U. S. Bank, N.A., on behalf of The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(g)(8)
ETF Custody Agreement Amendment between the Registrant and U.S. Bank National Association on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(g)(9)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bank Global Fund Services, LLC on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(g)(10)
Transfer Agent Servicing Agreement Amendment between the Registrant and U.S. Bank Global Fund Services, LLC on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(1)
Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 157 on Form N-1A filed on February 23, 2016.

(h)(2)
Amendment No. 1 and Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 275 on Form N-1A filed on January 29, 2018.

(h)(3)
Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 190 on Form N-1A filed on July 29, 2016.

(h)(4)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(h)(5)
Amended Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(6)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund, Vest US Large Cap 10% Buffer Strategies VI Fund, Vest US Large Cap 20% Buffer Strategies VI Fund (the “Vest Family of Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(h)(7)
Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(8)
Fund Services Agreement dated February 20, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(h)(9)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(10)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(h)(11)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post Effective- Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(12)
ETF Fund Accounting Services Agreement between the Registrant and U.S. Bank Global Fund Services, LLC, on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(13)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(14)
ETF Fund Accounting Servicing Agreement Amendment between the Registrant and U.S. Bank Global Fund Services, on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(15)
Fund Sub-Administration Servicing Agreement between the Registrant, Commonwealth Fund Services, Inc. and U.S. Bank Global Fund Services on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(16)
Fund Sub-Administration Servicing Agreement Amendment between the Registrant, Commonwealth Fund Services, Inc. and U.S. Bank Global Fund Services on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(17)
Expense Limitation Agreement between the Registrant and Union Street Partners, LLC with respect to the shares of the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(h)(18)
Expense Limitation Agreement between the Registrant and Perkins Capital Management, Inc. with respect to shares of the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 489 on Form N-1A filed on July 29, 2025.

(h)(19)
Amended Expense Limitation Agreement between the Registrant and Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 491 on From N-1A filed on August 28, 2025.

(h)(20)
Expense Limitation Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 484 on Form N-1A filed on February 28, 2025.

(h)(21)
Expense Limitation Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 486 filed on April 30, 2025.

(h)(22)
Expense Limitation Agreement between the Registrant and Lone Peak Global Investors, LLC formerly Clifford Capital Partners, LLC with respect to the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(h)(23)
Expense Limitation Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 490 on Form N-1A filed on July 29, 2025.

(h)(24)
Expense Limitation Agreement between Registrant and Curasset Capital Management, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 483 on Form N-1A filed on January 28, 2025.

(h)(25)
Expense Limitation Agreement between Registrant and Vest Financial, LLC with respect to the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 488 on Form N-1A filed on April 30, 2025.

(h)(26)	Expense Limitation Agreement between Registrant and Cook & Bynum Capital Management, LLC with the respect to The Cook & Bynum Fund. (Filed herewith)

(h)(27)
Shareholder Services Plan, dated December 21, 2016 (Schedule A amended August 29, 2019), with respect to Institutional Class Shares and Investor Class Shares to the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(28)
Amended Shareholder Services Plan with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund, Institutional Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Class R Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(h)(29)
Amended Shareholder Services Plan with respect to the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(h)(30)
Shareholder Services Plan with respect to the Philotimo Focused Growth and Income Fund Institutional Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(31)
Shareholder Services Plan with respect to the Curasset Funds Class A, Investor Class and Institutional Class is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 401 on Form N-1A filed on October 20, 2021.

(h)(32)
Shareholder Services Plan with respect to the Vest VI Funds Class I and Class Y is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(33)
Shareholder Services Plan with respect to the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund for the Investor and Institutional Shares are herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(34)	Shareholder Services Plan with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(i)(1)
Opinion and Consent of Legal Counsel for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(2)	Consent of Legal Counsel for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(i)(3)	Opinion and Consent of Legal Counsel for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(4)	Consent of Legal Counsel for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 489 on Form N-1A filed on July 29, 2025.

(i)(5)	Consent of Legal Counsel for Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 491 on From N-1A filed on August 28, 2025.

(i)(6)
Opinion and Consent of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(7)
Opinion of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(8)
Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Core Fund (formerly Toreador Core Fund) from the Unified Series Trust into World Funds Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 129 on Form N-1A filed on August 6, 2015.

(i)(9)
Opinion and Consent of Legal Counsel for Applied Finance Explorer Fund (formerly Toreador Explorer Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 115 on Form N-1A filed on April 29, 2015.

(i)(10)
Opinion and Consent of Legal Counsel for Applied Finance Select Fund (formerly Toreador Select Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 183 on Form N-1A filed on June 30, 2016.

(i)(11)
Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Dividend Fund into the Applied Finance Core Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(12)
Opinion of Legal Counsel for the Applied Finance Core Fund and Applied Finance Dividend Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(13)
Opinion and Consent of Legal Counsel for Clifford Capital Partners Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 155 on Form N-1A filed on February 8, 2016.

(i)(14)
Consent of Legal Counsel for the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(i)(15)	Opinion and Consent of Legal Counsel for the Vest Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on August 23, 2016.

(i)(16)
Opinion and Consent of Legal Counsel for Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 394 on Form N-1A filed on August 6, 2021.

(i)(17)
Consent of Legal Counsel for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No 484 on Form N-1A filed on February 28, 2025.

(i)(18)
Opinion and Consent of Legal Counsel for Vest S&P 500® Dividend Aristocrats Target Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 230 on Form N-1A filed on July 25, 2017.

(i)(19)
Opinion and Consent of Legal Counsel for the Vest Funds with respect to the Class Y Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 285 on Form N-1A filed on February 27, 2018.

(i)(20)	Opinion and Consent of Legal Counsel for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(i)(21)	Consent of Legal Counsel for the Rule One Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 486 on Form N-1A on April 30, 2025.

(i)(22)
Opinion and Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(i)(23)	Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund was filed as an exhibits to the Registrant’s Post-Effective Amendment No. 490 on Form N-1A filed on July 29, 2025.

(i)(24)
Opinion and Consent of Legal Counsel for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 385 on Form N-1A filed on April 30, 2021.

(i)(25)	Opinion and Consent of Legal Counsel for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(i)(26)	Consent of Legal Counsel for the Curasset Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No 483 on Form N-1A filed on January 28, 2025.

(i)(27)	Opinion and Consent of Legal Counsel for the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 408 on Form N-1A on March 7, 2022.

(i)(28)	Consent of Legal Counsel for the Vest VI Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 488 on Form N-1A on April 30, 2025.

(i)(29)	Consent of Legal Counsel for the LDR Real Estate Value-Opportunity Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 485 on Form N-1A on April 30, 2025.

(i)(30)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 460 on Form N-1A filed on April 26, 2024.

(i)(31)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 473 on Form N-1A filed on August 21, 2024.

(i)(32)	Consent of Legal Counsel for The Cook & Bynum Fund. (Filed herewith)

(i)(33)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(i)(34)
Consent of Legal Counsel for the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 487 on Form N-1A on April 30, 2025.

(j)(1)
Consent of Independent Registered Public Accounting firm for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(j)(2)	Consent of Independent Registered Public Accounting firm for Perkins Discovery Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No 489 on Form N-1A filed on July 29, 2025.

(j)(3)
Consent of Independent Registered Public Accounting firm for the LDR Real Estate Value-Opportunity Fund is filed as an exhibit to the Registrant’s Post-Effective Amendment No. 485 on Form N-1A filed on April 30, 2025.

(j)(4)	Consent of Independent Registered Public Accounting firm for the Applied Finance Funds is filed as an exhibit to the Registrant’s Post-Effective Amendment No 491 on Form N-1A filed on August 28, 2025.

(j)(5)
Consent of Independent Registered Public Accounting firm for the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(j)(6)
Consent of Independent Registered Public Accounting firm for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 484 on Form N-1A filed on February 28, 2025.

(j)(7)	Consent of Independent Registered Public Accounting firm for Vest VI Funds as an exhibit to the Registrant’s Post-Effective Amendment No. 488 on Form N-1A filed on April 30, 2025.

(j)(8)	Consent of Independent Registered Public Accounting firm for Rule One Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 485 on Form N-1A on April 30, 2025.

(j)(9)
Consent of Independent Registered Public Accounting firm for Philotimo Focused Growth and Income Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 490 on Form N-1A on July 29, 2025.

(j)(10)	Consent of Independent Registered Public Accounting firm for Curasset Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 483 on Form N-1A filed on January 28, 2025.

(j)(11)	Consent of Independent Registered Public Accounting firm for The Cook & Bynum Fund. (Filed herewith)

(j)(12)
Consent of Independent Registered Public Accounting firm for the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 487 on Form N-1A on April 30, 2025.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)
Amended Schedule A to the Distribution Plan Pursuant to Rule 12b-1 for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on October 31, 2014.

(m)(2)	Fixed Compensation Plan pursuant to Rule 12b-1 for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 78 on Form N-1A filed on July 29, 2014.

(m)(3)
Distribution Plan Pursuant to Rule 12b-1, dated August 31, 2019, for the Investor Class Shares of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(m)(4)
Distribution Plan Pursuant to Rule 12b-1 for the Platform Class Shares of the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(m)(5)
Distribution Plan Pursuant to Rule 12b-1, dated February 23, 2022, for the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(m)(6)
Amended Distribution Plan Pursuant to Rule 12b-1 for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(m)(7)	Distribution Plan Pursuant to Rule 12b-1 for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(m)(8)	Distribution Plan Pursuant to Rule 12b-1 for the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(m)(9)
Distribution Plan Pursuant to Rule 12b-1 for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 419 on Form N-1A filed on January 27, 2023.

(m)(10)	Distribution Plan Pursuant to Rule 12b-1 for the Rule One Fund is herein incorporated by refence from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(n)(1)	Rule 18f-3 Multi-Class Plan for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(n)(2)	Rule 18f-3 Multi-Class Plan for the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(n)(3)
Rule 18f-3 Multi-Class Plan for the Clifford Capital Partners, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(4)
Amended Rule 18f-3 Multi-Class Plan for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(n)(5)	Rule 18f-3 Multi-Class Plan for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(n)(6)	Rule 18f-3 Multi-Class Plan for the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(7)
Rule 18f-3 Multi-Class Plan for the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(n)(8)	Rule 18f-3 Multi-Class Plan for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on January 26, 2024.

(p)(2)	Code of Ethics for Union Street Partners, LLC. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(3)	Code of Ethics for McGinn Investment Management, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 413 on Form N-1A filed on July 29, 2022.

(p)(4)	Code of Ethics for Perkins Capital Management, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(5)	Code of Ethics for LDR Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 413 on Form N-1A filed on July 29, 2022.

(p)(6)	Code of Ethics for Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 474 on Form N-1A filed on August 28, 2024.

(p)(7)
Code of Ethics for Lone Peak Global Investors, LLC (formerly Clifford Capital Partners, LLC) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(p)(8)	Code of Ethics for Vest Financial LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 484 on Form N-1A filed on February 28, 2025.

(p)(9)	Code of Ethics for Rule One Partners, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(p)(10)	Code of Ethics for Kanen Wealth Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on February 28, 2023.

(p)(11)	Code of Ethics for Curasset Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(p)(12)	Code of Ethics for Tuttle Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 460 on Form N-1A filed on April 26, 2024.

(p)(13)	Code of Ethics for The Cook & Bynum Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 473 on Form N-1A filed on August 21, 2024.

(q)	Power of Attorney - Filed Herewith

Item 29. Persons Controlled By or Under Common Control With Registrant

T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF (the “T-Rex ETFs”), each a series of the Registrant, wholly owns and controls T-Rex (Cayman) Portfolio S.P. (the “T-REX Subsidiary”), an exempt company organized under the laws of Cayman Islands. The T-Rex Subsidiary’s financial statements will be included on a consolidated basis in the T-Rex ETF’s report filed on Form N-CSR.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s or sub-adviser’s Form ADV listed opposite such investment adviser’s or sub-adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser / Sub-Adviser	Form ADV File No.
Union Street Partners, LLC	801-72120
McGinn Penninger Investment Management, Inc.	801-40578
Perkins Capital Management, Inc.	801-22888
LDR Capital Management, LLC	801-75986
Applied Finance Advisors, LLC	801-66461
Lone Peak Global Investors, LLC, formerly Clifford Capital Partners, LLC	801-78911
Vest Financial LLC	801-77463
Rule One Partners, LLC	801-114860
Kanen Wealth Management, LLC	801-116998
Curasset Capital Management, LLC	801-122383
Tuttle Capital Management, LLC	801-76982
Cook & Bynum Capital Management, LLC	801-69930

Item 32.    Foreside Fund Services, LLC

Item 32(a)    Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.AdvisorShares Trust
8.AFA Private Credit Fund
9.AGF Investments Trust
10.AIM ETF Products Trust
11.Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.American Century ETF Trust
14.AMG ETF Trust
15.Amplify ETF Trust
16.Applied Finance Dividend Fund, Series of World Funds Trust
17.Applied Finance Explorer Fund, Series of World Funds Trust
18.Applied Finance Select Fund, Series of World Funds Trust
19.Ardian Access LLC
20.ARK ETF Trust
21.ARK Venture Fund
22.Bitwise Funds Trust
23.BondBloxx ETF Trust
24.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.Bridgeway Funds, Inc.
26.Brinker Capital Destinations Trust
27.Brookfield Real Assets Income Fund Inc.
28.Build Funds Trust
29.Calamos Convertible and High Income Fund
30.Calamos Convertible Opportunities and Income Fund
31.Calamos Dynamic Convertible and Income Fund
32.Calamos Global Dynamic Income Fund
33.Calamos Global Total Return Fund
34.Calamos Strategic Total Return Fund
35.Carlyle Tactical Private Credit Fund
36.Cascade Private Capital Fund
37.Catalyst/Perini Strategic Income Fund
38.CBRE Global Real Estate Income Fund
39.Center Coast Brookfield MLP & Energy Infrastructure Fund

40.Cliffwater Corporate Lending Fund
41.Cliffwater Enhanced Lending Fund
42.Coatue Innovative Strategies Fund
43.Cohen & Steers ETF Trust
44.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
46.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
47.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
48.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
49.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.Davis Fundamental ETF Trust
51.Defiance BMNR Option Income ETF, Series of ETF Series Solutions
52.Defiance Connective Technologies ETF, Series of ETF Series Solutions
53.Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
54.Defiance Quantum ETF, Series of ETF Series Solutions
55.Denali Structured Return Strategy Fund
56.Dodge & Cox Funds
57.DoubleLine ETF Trust
58.DoubleLine Income Solutions Fund
59.DoubleLine Opportunistic Credit Fund
60.DoubleLine Yield Opportunities Fund
61.DriveWealth ETF Trust
62.EIP Investment Trust
63.Ellington Income Opportunities Fund
64.ETF Opportunities Trust
65.Exchange Listed Funds Trust
66.Exchange Place Advisors Trust
67.FIS Trust
68.FlexShares Trust
69.Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
70.Forum Funds
71.Forum Funds II
72.Forum Real Estate Income Fund
73.Fundrise Growth Tech Fund, LLC
74.GMO ETF Trust
75.GoldenTree Opportunistic Credit Fund
76.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
77.Grayscale Funds Trust
78.Guinness Atkinson Funds
79.Harbor ETF Trust
80.Harris Oakmark ETF Trust
81.Hawaiian Tax-Free Trust
82.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
83.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
84.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
85.Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
86.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
87.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
88.Innovator ETFs Trust
89.Ironwood Institutional Multi-Strategy Fund LLC
90.Ironwood Multi-Strategy Fund LLC
91.Jensen Quality Growth ETF, Series of Trust for Professional Managers
92.John Hancock Exchange-Traded Fund Trust
93.Kurv ETF Trust
94.Lazard Active ETF Trust
95.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
96.Lone Peak Value Fund, Series of World Funds Trust
97.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.Mairs & Power Growth Fund, Series of Trust for Professional Managers
99.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

100.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.Manor Investment Funds
102.MoA Funds Corporation
103.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
104.Morgan Stanley ETF Trust
105.Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
106.Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.Morningstar Funds Trust
108.NEOS ETF Trust
109.Niagara Income Opportunities Fund
110.NXG Cushing® Midstream Energy Fund
111.NXG NextGen Infrastructure Income Fund
112.OTG Latin American Fund, Series of World Funds Trust
113.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
114.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
115.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
116.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
117.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
118.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
119.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
120.Palmer Square Funds Trust
121.Palmer Square Opportunistic Income Fund
122.Partners Group Private Income Opportunities, LLC
123.Perkins Discovery Fund, Series of World Funds Trust
124.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
125.Plan Investment Fund, Inc.
126.Point Bridge America First ETF, Series of ETF Series Solutions
127.Precidian ETFs Trust
128.Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
129.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
131.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
132.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
133.Renaissance Capital Greenwich Funds
134.REX ETF Trust
135.Reynolds Funds, Inc.
136.RMB Investors Trust
137.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
138.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
139.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
140.Roundhill Cannabis ETF, Series of Listed Funds Trust
141.Roundhill ETF Trust
142.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
143.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
144.Roundhill Video Games ETF, Series of Listed Funds Trust
145.Rule One Fund, Series of World Funds Trust
146.Russell Investments Exchange Traded Funds
147.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
148.Six Circles Trust
149.Sound Shore Fund, Inc.
150.SP Funds Trust
151.Sparrow Funds
152.Spear Alpha ETF, Series of Listed Funds Trust
153.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
154.STF Tactical Growth ETF, Series of Listed Funds Trust
155.Strategic Trust
156.Strategy Shares
157.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
158.Tekla World Healthcare Fund
159.Tema ETF Trust

160.The 2023 ETF Series Trust
161.The Community Development Fund
162.The Cook & Bynum Fund, Series of World Funds Trust
163.The Private Shares Fund
164.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
165.Third Avenue Trust
166.Third Avenue Variable Series Trust
167.Tidal Trust I
168.Tidal Trust II
169.Tidal Trust III
170.Tidal Trust IV
171.TIFF Investment Program
172.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
173.Timothy Plan International ETF, Series of The Timothy Plan
174.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
175.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
177.Total Fund Solution
178.Touchstone ETF Trust
179.Trailmark Series Trust
180.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
181.T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
182.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
183.T-Rex 2x Long Ether Daily Target ETF
184.U.S. Global Investors Funds
185.Union Street Partners Value Fund, Series of World Funds Trust
186.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
187.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
188.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
189.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
190.Virtus Stone Harbor Emerging Markets Income Fund
191.Volatility Shares Trust
192.WEBs ETF Trust
193.Wedbush Series Trust
194.Wellington Global Multi-Strategy Fund
195.Wilshire Mutual Funds, Inc.
196.Wilshire Variable Insurance Trust
197.WisdomTree Trust
198.XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)    Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as transfer agent to Certain of the Funds).

b)	Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101 (records relating to its function as distributor to certain Funds of the Trust).

c)
U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records related to its function as transfer agent and fund accounting services for the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF).

d)	Union Street Partners LLC, 1421 Prince Street, Suite 200 Alexandria, Virginia 22314. (records relating to its function as investment adviser to the Union Street Partners Value Fund).

e)	McGinn Penninger Investment Management, Inc., 277 South Washington Street, Suite 340 Alexandria, Virginia 22314 (records relating to its function as sub-adviser to the Union Street Partners Value Fund).

f)	Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, Minnesota 55391-1769 (records relating to its function as investment adviser to the Perkins Discovery Fund).

g)	LDR Capital Management, LLC, 300 Park Avenue, Suite 520, New York, New York 10022 (records relating to its function as the investment adviser to LDR Real Estate Value-Opportunity Fund).

h)	Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as the investment adviser to the Applied Finance Funds).

i)
Lone Peak Global Investors, LLC, formerly Clifford Capital Partners, LLC, 363 S. Main Street, Suite 101, Alpine, Utah 84004 (records relating to its function as the investment adviser to the Lone Peak Value Fund (formerly the Clifford Capital Partners Fund)).

j)	Vest Financial LLC, 8350 Broad Street, Suite 240, McLean, Virginia 22102 (records relating to its function as the investment adviser to the Vest Family of Funds).

k)	Rule One Partners, LLC, 811 Bear Creek Road, Moreland, Georgia 30259, (records relating to its function as the investment adviser to the Rule One Fund).
l)	Kanen Wealth Management, LLC, 6810 Lyons Technology Circle, Suite 160, Coconut Creek, Florida 33073 (records relating to its function as the investment adviser to the Philotimo Focused Growth and Income Fund).

m)	Curasset Capital Management, LLC, 50 Park Place, Suite 1004, Newark, New Jersey 07102 (records relating to its function as the investment adviser to the Curasset Funds).

n)
Tuttle Capital Management LLC, 155 Lockwood Road, Riverside, Connecticut 06878 (records relating to its function as adviser to T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF).

o)	Cook & Bynum Capital Management, LLC, 2830 Cahaba Road, Birmingham, Alabama 35223 (records relating to its function as adviser to The Cook & Bynum Fund).

Item 34. Management Services
          There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 494 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 28th day of January, 2026.

WORLD FUNDS TRUST
By: /s/ Karen M. Shupe
Karen M. Shupe
Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 494 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mary Lou H. Ivey	Trustee	January 28, 2026

* Theo H. Pitt, Jr.	Trustee	January 28, 2026

*Dr. David J. Urban	Trustee	January 28, 2026

/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	January 28, 2026

/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	January 28, 2026

*By: /s/ Karen M. Shupe
*Attorney-in-fact pursuant to Powers of Attorney - Filed Herewith

EXHIBITS

(h)(26)	Expense Limitation Agreement between Registrant and Cook & Bynum Capital Management, LLC with the respect to The Cook & Bynum Fund.

(i)(32)	Consent of Legal Counsel for The Cook & Bynum Fund.

(j)(11)	Consent of Independent Registered Public Accounting firm for The Cook & Bynum Fund.

(q)	Power of Attorney